UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement
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Definitive Proxy Statement
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Definitive Additional Materials
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Soliciting Material Pursuant to §240.14a-12

SKYE BIOSCIENCE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

11250 El Camino Real, Suite 100, San Diego, CA 92130, (858) 410-0266
2025 Stockholder Letter
To the Stockholders’ of Skye Bioscience, Inc.:
In the past twelve months, we have taken decisive steps to build what we believe can be the most compelling CB1-targeted therapeutic program in obesity. With urgency and precision, we have been executing our clinical development plan around nimacimab—a first-in-class, peripherally restricted CB1 inhibitor antibody—designed to solve what we believe to be one of the most persistent challenges in the obesity epidemic: achieving long-term, tolerable, and metabolically effective weight loss.
We know what is expected of us. Investors do not want grand narratives; they want strategic clarity, execution, and data. That’s why we have delivered—on time and ahead of plan—milestones that underscore the seriousness of our intent and the caliber of our team. This letter outlines what we have done, why CB1 matters, and how we intend to move forward with focus and discipline.
Bird Rock Acquisition and Reset: August 2023
Our August 2023 acquisition of Bird Rock Bio, Inc. (“Bird Rock Bio”) was strategic and singular in purpose—its only asset, nimacimab, represented a unique chance to revive the CB1 inhibition class with an antibody engineered for peripheral selectivity without CNS penetration and with strong preclinical and early clinical proof of metabolic benefit. Within 90 days of closing the acquisition of Bird Rock Bio, we submitted an IND with the Division of Diabetes, Lipid Disorders and Obesity and had secured clearance from the agency to proceed with our planned clinical protocol by January 2024. We subsequently raised gross proceeds of $90 million in financing from top-tier healthcare investors.
Adding to our leadership team and changing our board of directors, we adopted a complete focus on one goal: proving that peripherally restricted CB1 inhibition could drive durable weight loss, avoid central side effects, and offer a differentiated mechanism to the crowded incretin-centric space of anti-obesity drugs.
Execution in 2024: Delivering on the CBeyond™ Trial
We launched our Phase 2a clinical trial for nimacimab, CBeyond™, in August 2024. Our goals were clear: initiate a multi-center, placebo-controlled, randomized study evaluating nimacimab with and without semaglutide, evaluate for a meaningful weight loss difference, and generate top-line data in under 15 months.
Enrollment was completed in February 2025, four months ahead of schedule. The trial randomized 136 patients, exceeding our 120-patient plan. We are now positioned to deliver 26-week top-line results in late Q3 or early Q4 2025—without requiring interim analysis. This performance reflects both strong patient demand and our team's clinical operations discipline.
The study now also includes a 26-week extension, enabling 52-week long-term efficacy and safety readouts in 2026, and will provide us with further insight to design future clinical trials.
Why Nimacimab, Why Now?
We believe obesity requires chronic therapy. But today’s leading treatments—GLP-1 receptor agonists—face challenges with tolerability, accessibility, lean mass loss, and discontinuation rates exceeding 50% within one year. CB1 inhibition has the potential to address these issues from a different mechanistic angle: emphasizing fat metabolism, not appetite suppression alone.

The CB1 pathway is central to energy storage and adipocyte signaling, and it is CB1 receptors in peripheral tissue that plays a critical role in these functions. To our knowledge, nimacimab is the only antibody in development that selectively targets peripheral CB1 for inhibition. Preclinical studies showed significant reductions in fat mass, improved glycemic markers, and preservation of lean mass. We also demonstrated superior exclusion from the brain—with nimacimab being 600-fold below the concentration to inhibit signaling in the brain (IC90)—and have seen no neuropsychiatric adverse events in studies to date.
In short: nimacimab can potentially be used chronically, and complement GLP-1s or stand alone. We believe nimacimab can enable the next wave of safe, sustainable anti-obesity medicines.
The Road Ahead: Data, Differentiation, and Development
We look forward to the forthcoming data in 2025. We expect to deliver additional preclinical data that further validates nimacimab’s mechanism of action—specifically its role in weight loss, promoting fat metabolism, preserving lean mass, and improving metabolic parameters in diet-induced obesity models, without the need for inhibition of centrally located CB1 receptors. Reported findings already have reinforced, and we believe additional data will further support, the foundation of our clinical hypothesis and continue to support our regulatory strategy.
By late Q3 or early Q4 2025, we expect to deliver top-line results from the CBeyond™ study. If our hypothesis holds—demonstrating durable weight loss with a clean safety profile—we intend to proceed directly to Phase 2b planning. Preparations are already underway: CRO engagement, regulatory planning, protocol development, and manufacturing scale-up are in progress.
We believe our balance sheet is strong, with our cash runway projected through at least Q1 2027. We intend to remain disciplined in capital allocation, focusing on programs that build our pipeline with a clear path to registration and commercial value.
Positioned to Lead
The obesity space is crowded if you look at it through a lens focused on GLP-1 drugs commercialized or under development. Fundamentally, however, the obesity market is very large, is growing, and has heterogeneous segments of patients with distinct and unmet needs. We believe there is an important role for complementary therapies that are mechanistically distinct from incretin approaches. And nimacimab—if successful—has the potential to become the benchmark CB1 therapeutic: effective in metabolically important tissue in the periphery, safe, durable, and combinable.
We are operating with urgency and clarity because we understand the magnitude of the opportunity. Our team and board are aligned behind a singular goal: to establish Skye as the category-defining leader in metabolic therapeutics. Every resource is directed toward executing this plan with discipline and precision. We’re focused on the fundamentals—delivering data, scaling thoughtfully, and staying ahead of the science.
Thank you for your continued support. We look forward to sharing more in the coming months.
Sincerely,
/s/ Punit Dhillon
Chief Executive Officer
This proxy statement, including the letter from our CEO, contains forward-looking statements based upon current expectations that involve risks, uncertainties and assumptions. For more information, see the section entitled “Forward-Looking Statements.”

11250 El Camino Real, Suite 100, San Diego, CA 92130, (858) 410-0266
Dear Stockholder:
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
Date:
Wednesday, June 6, 2025
Time:
10:00 a.m.,PT
Place:
Virtual Internet
YOUR VOTE
IS IMPORTANT

Please vote your shares whether or not you plan to participate in the meeting.
The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Skye Bioscience, Inc., a Nevada corporation (the “Company”, “we,” “us,” and “our”), will be held as a virtual meeting via live webcast on the Internet on June 6, 2025, at 10:00 a.m. Pacific Time. Because the Annual Meeting is completely virtual and being conducted via the Internet, you will not be able to attend in person, but you will be able to participate online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SKYE2025. For instructions on how to participate in and vote your shares during the Annual Meeting, see the information in the accompanying Proxy Statement in the Section entitled, “General Information about the Annual Meeting and Voting – How can I participate in and vote at the Annual Meeting?”
The Annual Meeting is being held for the following purposes:

1	to elect each of the six nominees named in the attached proxy statement as members of the Company’s Board of Directors for a one-year term expiring at the 2026 annual meeting of stockholders;

2	to consider and vote upon the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2025;

3	to consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

4	to consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, should occur every one, two or three years; and

5	to transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Our Board of Directors has fixed the close of business on April 11, 2025, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.
We have elected to take advantage of the Securities and Exchange Commission (“SEC”) rules that allow us to use the Internet as our primary means of providing our proxy materials to stockholders. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the circulation of our proxy materials. Consequently, most stockholders will not receive paper copies of our proxy materials, unless requested. We will instead send to these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing and reviewing the proxy materials on the Internet, including our proxy statement and annual report, and for voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials free of charge, if they so choose.

The Notice of Internet Availability of Proxy Materials will also provide the date and time of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendation with regard to each matter; a toll-free number, an email address and a website where stockholders may request a paper or email copy of the proxy statement, our annual report to stockholders and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the Annual Meeting.
Your vote is important. Whether or not you expect to participate in our Annual Meeting, please vote as soon as possible in advance of the Annual Meeting by Internet or telephone as described in the accompanying proxy materials or, if you request that the proxy materials be mailed to you, by signing, dating and returning the proxy card enclosed with those materials. If you plan to participate in our Annual Meeting and wish to vote your shares during the Annual Meeting, you may do so at any time before the proxy is voted.
All stockholders are cordially invited to participate in the meeting. We appreciate your continued support of the Company.
By Order of the Board of Directors,
/s/ Punit Dhillon
Punit Dhillon
Chief Executive Officer and Director
San Diego, California
April 25, 2025

Proxy Statement for the Skye Bioscience, Inc. 2025 Annual Meeting of Stockholders
To Be Held On June 6, 2025
The board of directors (the “Board of Directors” or “Board”) of Skye Bioscience, Inc. (the “Company,” “we,” “us,” and “our”) is soliciting your proxy for use at the 2025 annual meeting of stockholders (the “Annual Meeting”) to be held on June 6, 2025, at 10:00 a.m., Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to participate in the Annual Meeting online and submit your questions in advance or during the meeting. For instructions on how to participate in and vote your shares during the Annual Meeting, see the information in the accompanying Proxy Statement in the Section entitled, “General Information about the Annual Meeting and Voting – How can I participate in and vote at the Annual Meeting?”
We intend to mail proxy materials on or about April 25, 2025 to all stockholders of record entitled to vote at the Annual Meeting, including a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and annual report online and how to vote online. If you receive such a Notice by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. However, the Notice contains instructions on how to request to receive printed copies of the proxy materials and a proxy card by mail.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 6, 2025
The accompanying proxy statement and our Annual Report on Form 10-K are available electronically at www.proxyvote.com.

Skye Bioscience, Inc.	1	2025 Proxy Statement

Important Information About
the 2025 Annual Meeting of Stockholders and Voting
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.
Why am I receiving these materials?
We have prepared these proxy materials, including this proxy statement and the related proxy card, because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting via live webcast. However, you do not need to attend the Annual Meeting virtually to vote your shares. Instead, you may simply submit your proxy via the Internet in accordance with the instructions provided on the Notice of Internet Availability of Proxy Materials or if you elected to receive printed copies of the proxy materials, you may submit your proxy via telephone or by completing, signing and returning the enclosed proxy card.
We intend to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 25, 2025 to all stockholders of record entitled to vote at the Annual Meeting.
How can I attend the Annual Meeting?
The Annual Meeting will be accessible only through the Internet via a live webcast. We adopted a virtual only format for our Annual Meeting.
You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on our record date of April 11, 2025 or hold a valid proxy for the Annual Meeting. To be admitted to Annual Meeting’s live webcast, you must register at www.virtualshareholdermeeting.com/SKYE2025, as described in the Notice or proxy card. As part of the registration process, you must enter the Control Number shown on your Notice or proxy card. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Skye Bioscience, Inc.	2	2025 Proxy Statement

What am I voting on?
There are four proposals scheduled for a vote:

1	To elect each of the six nominees as members of our Board of Directors for a one-year term expiring at the 2026 annual meeting of stockholders;

2	To consider and vote upon the ratification of the appointment of Marcum LLP as our independent registered public accountants for the year ending December 31, 2025.

3	To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“ SEC”).

4	To consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), should occur every one, two or three years.

How does the Board recommend that I vote?
The Board recommends that you vote:
•“For” each of the nominees for election as director;
•“For” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2025;
•“For” the approval of, on an advisory basis, the compensation of our named executive officers; and
•For the selection of “one year” as the frequency of the stockholder vote to approve the compensation of our named executive officers.
If you vote via the Internet, by telephone, or sign and return the proxy card by mail but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board of Directors. If any other matter is presented at the Annual Meeting, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement, we know of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.
Who can vote at the meeting?
Only stockholders of record as of the close of business on the record date for the Annual Meeting, April 11, 2025, are entitled to vote at the Annual Meeting. As of April 11, 2025, there were 30,974,558 shares of our common stock outstanding. Common stock is our only class of stock outstanding and entitled to vote.
Stockholders of Record: Shares Registered in Your Name
If, on the record date, your shares were registered directly in your name with the transfer agent for our common stock, Broadridge Financial Solutions, Inc., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting if you attend online or vote by proxy. Whether or not you plan to attend the Annual Meeting online, we encourage you to vote by proxy via the Internet, by telephone or by mail, as instructed below to ensure your vote is counted.

Skye Bioscience, Inc.	3	2025 Proxy Statement

Beneficial Owners: Shares Registered in the Name of a Broker or Bank
If, on the record date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.
See “How do I vote by proxy?” below.
How many votes do I have?
Each share of our common stock that you own as of the close of business on April 11, 2025, entitles you to one vote.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders who have not previously requested the receipt of paper proxy materials advising them that they can access this proxy statement, our annual report and voting instructions over the Internet at www.proxyvote.com.
If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your Control Number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the material(s) for this and/or future shareholder meetings.
All stockholders will have the ability to access the proxy materials via the internet at www.proxyvote.com. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting.
How do I vote by proxy?
With respect to the election of each director, you may vote “For All” to vote for the election of all of the nominees, “Withhold All” to withhold your vote with respect to all of the nominees, or “For All Except” to vote for all except any one or more of the nominees. With respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting. With respect to the advisory vote on the compensation of our named executive officers, you may vote “For” or “Against” or abstain from voting. With respect to the advisory vote on whether the stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years, you may vote for “one year,” “two years” or “three years” or abstain from voting.

Skye Bioscience, Inc.	4	2025 Proxy Statement

Stockholders of Record: Shares Registered in Your Name
If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to participate in the meeting, we urge you to vote by proxy to ensure that your vote is counted.

Vote by Mail:
If you are a stockholder of record, and you elect to receive your proxy materials by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. You should mail the proxy card ahead of the meeting with plenty of time to allow for delivery prior to the meeting. Do not mail the proxy card if you are voting over the Internet or by telephone. If you properly complete your proxy card and send it in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board of Directors. If any other matter is presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.

Vote via the Internet: in Advance of the Annual Meeting:
You may vote at www.proxyvote.com, 24 hours a day, seven days a week. Use the 16 digit Control Number shown on your Notice, proxy card or voting instructions form that is sent to you.

Vote by Telephone:
To vote over the telephone, dial toll-free 1-800-690-6903 using any touch-tone telephone and follow the recorded instructions. You will be asked to provide the Control Number from the enclosed Notice or proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 5, 2025, to be counted.

Vote during the Annual Meeting:
You may still participate in the meeting and vote during the Annual Meeting even if you have already voted by proxy. Shareholders can vote via the virtual meeting by accessing the virtual meeting site, www.virtualshareholdermeeting.com/SKYE2025, with their 16 digit Control Number starting 15 minutes before the Annual Meeting through the closing of the polls.

Beneficial Owners: Shares Registered in the name of a Broker or Banks
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Notice or, if you have requested physical copies, a voting instruction form with these proxy materials from that organization rather than directly from us. Simply follow the voting instructions on the voting instruction form to vote electronically via the internet, telephone or return the voting instruction form via business reply envelope that is included in your proxy materials that were mailed to you.
May I revoke my proxy?
If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the four following ways:
•you may send in another signed, timely-delivered proxy with a later date (only the latest signed proxy submitted prior to the Annual Meeting will be counted);
•you may authorize a proxy again on a later date on the Internet (only the latest Internet proxy submitted prior to the Annual Meeting will be counted);
•you may notify our corporate secretary at 11250 El Camino Real, Suite 100, San Diego, CA 92130, Attention: Corporate Secretary, in writing before the Annual Meeting that you have revoked your proxy after which you are entitled to submit a new proxy prior to the Annual Meeting or vote during the Annual Meeting; or
•you may submit an electronic ballot during the Annual Meeting.

Skye Bioscience, Inc.	5	2025 Proxy Statement

General Information about the Annual Meeting and Voting – How can I participate in and vote at the Annual Meeting?
We will be hosting the Annual Meeting live via webcast. Any stockholder can participate or vote in the Annual Meeting at www.virtualshareholdermeeting.com/SKYE2025. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to participate in the Annual Meeting. A summary of the information you need to attend and participate in the Annual Meeting online is provided below:
•On the day of the Annual Meeting, follow the instructions in the email communication you will receive after you have registered to participate.
•Technical assistance for those having difficulty entering the meeting via the Internet will be provided to stockholders who have registered on the day of the Annual Meeting
•Webcast starts at 10:00 a.m. Pacific Time.
•Stockholders may submit questions while participating in the Annual Meeting via the Internet.
•Webcast replay of the Annual Meeting will be available until July 6, 2025.
To participate in the Annual Meeting, you will need the Control Number included in your Notice, your proxy card, or on the instructions that accompanied your proxy materials.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
What constitutes a quorum?
The presence at the Annual Meeting of stockholders, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), holding at least a majority of the voting power of our outstanding common stock entitled to vote as of April 11, 2025, or 15,487,280 shares, constitutes a quorum at the Annual Meeting, permitting us to conduct our business. The inspector of election will determine whether a quorum is present and will tabulate the votes cast at the Annual Meeting.
What vote is required to approve each proposal?
Proposal One: Election of Directors. Directors are elected by a plurality of votes cast, which means that the six nominees who receive the most “For” votes (among votes properly cast during the meeting or by proxy) will be elected. Only votes “For” will affect the outcome. Votes “Withheld” and broker non-votes will have no effect on Proposal One because they are not considered votes cast for this purpose.
Proposal Two: Ratification of Independent Registered Public Accounting Firm. The ratification of the appointment of Marcum LLP must receive a number of “For” votes from the holders of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting in excess of the number of votes cast “Against” Proposal Two. Only “For” and “Against” votes will affect the outcome. Abstentions and broker non-votes, if any, will have no effect on Proposal Two because they are not considered votes cast for this purpose.
Proposal Three: Approval of the Compensation of the Named Executive Officers. The approval of the compensation of the named executive officers must receive a number of “For” votes from the holders of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting in excess of the number of votes cast “Against” Proposal Three.

Skye Bioscience, Inc.	6	2025 Proxy Statement

Only “For” and “Against” votes will affect the outcome. Abstentions and broker non-votes will have no effect on Proposal Three because they are not considered votes cast for this purpose.
Proposal Four: Frequency of Stockholder Vote on Executive Compensation. The alternative which receives the most “For” votes (among votes properly cast in person or by proxy) will be the stockholders’ recommendation, on an advisory basis, of the frequency of the stockholder vote on executive compensation. Abstentions and broker non-votes will have no effect on Proposal Four because they are not considered votes cast for this purpose.
Voting results will be tabulated and certified by Broadridge Financial Solutions.
What is the effect of abstentions?
Shares of common stock held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect “Withhold” votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum.
A vote “Withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the ratification of the appointment of Marcum LLP, the advisory vote to approve the compensation of the named executive officers and the advisory vote regarding the frequency of the stockholder vote to approve the compensation of the named executive officers, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors, as the six directors that receive the highest number of votes will be elected, and abstentions are not considered to be a vote cast and will have no effect on the ratification of the appointment of Marcum LLP, the advisory vote to approve the compensation of the named executive officers and the advisory vote regarding the frequency of the stockholder vote to approve the compensation of the named executive officers.
How will my shares be voted if I do not specify how they should be voted?
If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then your shares will be voted at the Annual Meeting in accordance with the Board’s recommendation on all matters presented for a vote at the Annual Meeting. Similarly, if you sign and return a proxy card but do not indicate how you want to vote your shares for a particular proposal or for all of the proposals, then for any proposal for which you do not so indicate, your shares will be voted in accordance with the Board’s recommendation.
If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”
What is the effect of broker non-votes?
A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and either chooses not to vote those shares on a “routine” matter or is not permitted to exercise discretionary voting authority on a “non-routine” matter. Shares represented by proxies that reflect a “broker non-vote” will be counted for purposes of determining whether a quorum exists.
Proposal Two is considered a routine matter on which a broker, bank or other nominee has discretionary authority to vote. No broker non-votes are expected on this proposal. However, if there are any broker non-votes for Proposal Two, such broker non-votes will have no effect on the result of the vote as they are not considered votes cast for this purpose.

Skye Bioscience, Inc.	7	2025 Proxy Statement

All other proposals scheduled for a vote at the Annual Meeting are considered non-routine, and accordingly, your broker, bank or other nominee may not exercise discretionary voting authority on those proposals. As a result, if you hold your shares with a broker, bank or other nominee and you do not provide timely voting instructions for the non-routine proposals, your shares will not be voted on those proposals at the Annual Meeting and will be considered “broker non-votes” on those proposals. Broker non-votes will have no effect on Proposals One, Three, and Four as they are not considered votes cast for this purpose.
Who is paying the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by mail, telephone, fax or email. We will not pay our directors, officers or other employees any additional compensation for these services. We will also ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for forwarding proxy materials will not be significant.
We intend to file this proxy statement and a proxy card with the SEC in connection with our solicitation of proxies for our Annual Meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
How do I obtain an Annual Report on Form 10-K?
If you would like a copy of our annual report on Form 10-K for the year ended December 31, 2024, we will send you one without charge. Please write to: Skye Bioscience, Inc., 11250 El Camino Real, Suite 100, San Diego CA 92130, Attn: Corporate Secretary.
All of our SEC filings are also available free of charge in the investor relations section of our website at www.skyebioscience.com.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary for applicable legal requirements, (2) to allow for the tabulation and certification of the votes and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our management.
Do I have dissenters’ rights of appraisal?
Our stockholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the Special Meeting.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Skye Bioscience, Inc.	8	2025 Proxy Statement

Proposal One:
Election of Directors
Our Board of Directors is currently composed of six directors. Each of the nominees listed below is currently one of our directors. If elected at the Annual Meeting, each of these nominees would serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, disability, resignation, retirement, disqualification or removal.
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote cast for any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the six nominees named below. The six director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board of Directors. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Nominees for Election Until the 2026 Annual Meeting of Stockholders
The following table sets forth the name, age, position and tenure of each of our directors who are up for re-election at the Annual Meeting:

Name	Age	Present Position	Director Since

Paul Grayson	60	Chairman of the Board	2023
Deborah Charych	61	Director	2023
Punit Dhillon	44	Director and Chief Executive Officer	2018
Annalisa Jenkins	59	Director	2024
Karen Smith	57	Director	2024
Andrew J. Schwab	54	Director	2023
The following includes a brief biography of each of the nominees standing for election to the Board of Directors at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) and the Board of Directors to determine that the applicable nominee should serve as a member of our Board of Directors.

Skye Bioscience, Inc.	9	2025 Proxy Statement

Directors
Paul Grayson
Age: 60
Director Since: 2023
Paul Grayson has served on our Board of Directors since the closing of our merger with Bird Rock Bio, Inc. (“Bird Rock Bio”) in August 2023. Mr. Grayson was appointed as Chairman of the Board of Directors in October 2024. Mr. Grayson has served as President and Chief Executive Officer [and director] of Radionetics Oncology, Inc., a clinical stage biotechnology company focused on novel radiopharmaceutical products, since November 2023. From July 2020 to November 2023, Mr. Grayson served as President and Chief Executive Officer of Tentarix Biotherapeutics Inc., a biotechnology company. Mr .Grayson served as President and Chief Executive Officer of Bird Rock Bio, a clinical stage biopharmaceutical company, from June 2011 until its acquisition by the Company in August 2023. From November 2019 to July 2020, Mr. Grayson also served as a partner at Versant Ventures, a venture capital firm. Mr. Grayson received a Bachelor of Arts in Biochemistry and Computer Science from the University of California, Los Angeles and a Master of Business Administration from the University of California, Irvine.
We believe Mr. Grayson’s extensive experience in the biotechnology industry give him the qualifications and skills necessary to serve as a director of the Company.

Skye Bioscience, Inc.	10	2025 Proxy Statement

Deborah Charych
Age: 61
Director Since: 2023
Deborah Charych, Ph.D., has served as member of our Board of Directors since February 2023. From October 2018 to September 2022, Dr. Charych served as the Co-Founder, Chief Technology Officer, and Advisor of RayzeBio, Inc, an oncology company focused on the targeted delivery of radionuclides. Dr. Charych conceived and led the scientific and operational R&D strategy for RayzeBio, acquired by BMS for $4.1 billion, leading a successful Series A financing and launch in August 2020, as well as subsequent Series B, C, and D rounds. Prior to launching RayzeBio, Dr. Charych held a number of scientific leadership positions in biotech companies focused on translational drug development. From 2017 to 2019, she founded Third Rock Ventures, creating new biotech companies based on strong science, co-founding Maze Therapeutics, which focuses on harnessing the power of human genetics, functional genomics, and data science to advance our understanding of how to more effectively treat patients with severe rare and common diseases. From 2010 to 2018, Dr. Charych served as Executive Director of Preclinical and Translational Research at Nektar Therapeutics. At FivePrime Therapeutics from 2007 to 2010, Dr. Charych was the Director of Biologics Process Development/CMC/Protein Chemistry. From 1998 to 2006, while at Chiron Corporation, she initiated and led a large proteomics effort to guide oncology target discovery, including the discovery of peptide-mimetic binders ('peptoids'). During her time at Lawrence Berkeley National Laboratory from 1993 to 1998, she assumed an academic leadership role as a tenured Principal Investigator, focusing on new biomaterials. Dr. Charych earned a PhD in Physical Chemistry from the University of California in Berkeley, CA and a B.S. in Chemistry from Carnegie- Mellon University in Pittsburgh, PA.
We believe Dr. Charych’s education and significant experience with a wide variety of life science companies give her the qualifications and skills necessary to serve as a director of the Company.

Skye Bioscience, Inc.	11	2025 Proxy Statement

Punit Dhillon
Age: 44
Director Since: 2018
Punit Dhillon currently serves as a member of the Board of Directors and as the Company’s President and Chief Executive Officer. Mr. Dhillon was appointed as a member of the Board of Directors in January 2018. From December 2019 until October 2024, Mr. Dhillon was the Chairman of the Board of Directors. In August 2020, Mr. Dhillon was appointed as the Company's Chief Executive Officer. Mr. Dhillon was the co-founder and former President & CEO of OncoSec Medical, Inc. (NASDAQ: ONCS), a biopharmaceutical company developing cancer immunotherapies for the treatment of solid tumors, where he served as an executive until March 2018 and as a director until February 2020. He led OncoSec through over $250 million in capital raised, NASDAQ listing and launched the registration study, KEYNOTE695, of their proprietary immunotherapy product for melanoma in combination with Keytruda, based on a drug collaboration with Merck. Prior to that, from September 2003 to March 2011, Mr. Dhillon served as Vice President of Finance and Operations at Inovio Pharmaceuticals, Inc. (NASDAQ: INO), a DNA vaccine development company. Collectively, Mr. Dhillon has led and assisted in raising over $500 million through financings and mergers and acquisitions deals, as well as several licensing and development transactions with large pharmaceutical companies including Merck & Co., Inc. (NYSE: MRK), Bristol Myers Squibb Co (NYSE: BMY), and Pfizer Inc. (NYSE: PFE). Mr. Dhillon also co-founded and is the director of YELL Canada, a registered Canadian charity that partners with schools to support entrepreneurial learning.
Mr. Dhillon received his Bachelor of Arts Honors degree in Political Science with a minor in Business Administration from Simon Fraser University.
We believe Mr. Dhillon's experience in the biotechnology and pharmaceutical industry and his experience with publicly traded companies give him the qualifications necessary to serve as an officer and director of the Company.

Skye Bioscience, Inc.	12	2025 Proxy Statement

Annalisa Jenkins
Age: 59
Director Since: 2024
Annalisa Jenkins, MBBS, FRCP, has served as a member of our Board of Directors since February 2024. From November 2017 until April 2019, Dr. Jenkins served as the Chief Executive Officer of PlaqueTec Ltd., a biotechnology company focusing on coronary artery disease treatment and prevention. Previously, Dr. Jenkins served as the Chief Executive Officer and a member of the board of directors of Dimension Therapeutics, Inc. (Nasdaq: DMTX), a gene therapy company focused on rare and metabolic diseases associated with the liver, from September 2014 until its sale to Ultragenyx Pharmaceutical Inc. (Nasdaq: RARE) in November 2017. From October 2013 to March 2014, Dr. Jenkins served as Executive Vice President, Head of Global Research and Development for Merck Serono Pharmaceuticals, a biopharmaceutical company. Previously, from September 2011 to October 2013, she served as Merck Serono’s Executive Vice President, Global Development and Medical, and was a member of Merck Serono’s executive committee. Prior to that, Dr. Jenkins pursued a 15-year career at Bristol-Myers Squibb Company, a biopharmaceutical company, where, from July 2009 to June 2011 she was a Senior Vice President and Head of Global Medical Affairs. Dr. Jenkins is currently a non-executive director of Genomics England. Dr. Jenkins serves on the board of directors of Affimed GmbH (Nasdaq: AFMD), Mereo BioPharma Group plc (Nasdaq: MREO), Compass Pathways PLC (Nasdaq: CMPS) and a number of privately held biotechnology and life science companies, including the board of directors of four privately listed European based fund platforms investing into the life sciences sector. Previously within the past five years, Dr. Jenkins served on the board of directors of Ardelyx, Inc. (Nasdaq: ARDX), AgeX Therapeutics, Inc. (NYSE American: AGE), Avrobio, Inc. (Nasdaq: AVRO) and Oncimmune Holdings plc (LSE: ONC). Dr. Jenkins serves on a number of charitable boards, advisory boards and contributes publicly on leadership with purpose, social entrepreneurship, diversity and innovation. Dr. Jenkins graduated with a degree in medicine from St. Bartholomew’s Hospital in the University of London and subsequently trained in cardiovascular medicine in the U.K. National Health Service. Earlier in her career, Dr. Jenkins served as a Medical Officer in the British Royal Navy during the Gulf Conflict, achieving the rank of Surgeon Lieutenant Commander.
We believe Dr. Jenkins is qualified to serve as a director of our Company based on her industry experience and her executive experience with companies in our industry.

Skye Bioscience, Inc.	13	2025 Proxy Statement

Karen Smith
Age: 57
Director Since: 2024
Karen L. Smith, M.D., Ph.D., M.B.A., L.L.M., has served on our Board of Directors since July 2024. Dr. Smith is a life sciences thought leader with over 20 years of biopharmaceutical experience bringing drugs into the clinic and through commercialization. She has been a key contributor to the successful development of multiple FDA and EMA approved products in several therapeutic areas, including oncology (Herceptin, Vyxeos), rare disease (Defitelio), cardiology (Irbesartan), dermatology (Voluma, Botox), neuroscience (Abilify) and anti-infectives (Teflaro). Since November 2018, Dr. Smith has been providing consulting services internationally. Dr. Smith most recently served as Chief Medical Officer for Quince Therapeutics, Inc./Novosteo, Inc., a private biopharmaceutical company from January 2022 to September 2023, having previously served as Chief Medical Officer for Emergent BioSolutions, Inc. from April 2020 to December 2021. From May 2019 to January 2020, Dr. Smith served as President and Chief Executive Officer of Medeor Therapeutics, Inc., a biotechnology company. From June 2018 to May 2019, Dr. Smith served as Chief Executive Officer of Eliminate Cancer, Inc. From April 2015 to May 2018, she served as the Global Head of Research & Development and Chief Medical Officer of Jazz Pharmaceuticals plc, a biopharmaceutical company, where she built the R&D function into a pipeline of neuroscience and oncology products across all stages of discovery and development. From 2011 to 2015, she was Senior Vice President, Global Medical Affairs and Global Therapeutic Area Head (Dermatology) for Allergan, Inc., a multi-specialty health care company. Earlier in her career, she held senior leadership roles at AstraZeneca plc and Bristol Myers Squibb Company. Dr. Smith holds several degrees, including an M.D. from the University of Warwick, a Ph.D. in oncology from the University of Western Australia, an M.B.A. from the University of New England and an L.L.M. (Masters in Law) from the University of Salford. Dr. Smith serves on the board of directors of Sangamo Therapeutics, Inc. (Nasdaq: SGMO), Aurinia Pharmaceuticals, Inc. (Nasdaq: AUPH), a public pharmaceutical company, Context Therapeutics Inc. (Nasdaq: CNTX) and another private biotechnology company. Dr. Smith previously served on the board of directors of Talaris Therapeutics, Inc., a public biotechnology company from June 2022 to October 2023, Antares Pharma, Inc., a public pharmaceutical company from March 2019 to May 2022, Acceleron Pharma, Inc., a public biopharmaceutical company from November 2017 to December 2021, Sucampo Pharmaceuticals, Inc. from July 2017 to February 2018, and Forward Pharma A/S, from June 2016 to June 2017, and serves as the chair of the Strategic Advisory Board of Emyria Limited, a healthcare technology and services company.
We believe Dr. Smith is qualified to serve as a director of our Company based on extensive executive experience in global research and development and tenure on prior public company boards.

Skye Bioscience, Inc.	14	2025 Proxy Statement

Andrew J. Schwab
Age: 54
Director Since: 2023
Andrew J. Schwab has served on our Board of Directors since the closing of our merger with Bird Rock Bio in August 2023 . Mr. Schwab is a Founding Partner and Managing Member of 5AM Venture Management, LLC, a venture capital firm focused on next generation life science investments founded in 2002. At 5AM, Mr. Schwab has led the firm’s investments in and currently also serves on the Board of Directors of Camp4 Therapeutics Corporation since March 2021, Fellow Health, Inc. since August 2022, Radionetics Oncology, Inc. since September 2021, Rarecyte, Inc. since December 2019, Scientist.com since November 2019, and TMRW Holdings, LLC since December 2019. Mr. Schwab previously served on the Board of Directors of Enliven Therapeutics, Inc. from January 2022 to June 2023, Escient Pharmaceuticals, Inc. (acquired by Incyte Corporation) from March 2018 to May 2024, Nido Biosciences, Inc. from August 2019 to August 2020, Novome Biotechnologies, Inc. from March 2018 to June 2024, Pear Therapeutics, Inc. from June 2014 to June 2022, and 5:01 Acquisition Corp. from September 2020 to October 2022. Mr. Schwab holds a B.S. degree with Honors in Genetics & Ethics from Davidson College.
We believe Mr. Schwab is qualified to serve as a director of our Company because of his vast investment experience, and his extensive experience in management positions and on the boards of companies in the life sciences industry.
Independence of the Board of Directors
Our Board of Directors currently consists of six members. As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of our Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors . In addition, Nasdaq rules require that, subject to specified exceptions, each member of the audit committee of the Board of Directors (the “Audit Committee”), compensation committee of the Board of Directors (the “Compensation Committee”), and Nominating and Corporate Governance Committee be independent within the meaning of Nasdaq rules. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us.
Our Board of Directors undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that each of our current directors, other than Punit Dhillon, our President and Chief Executive Officer, and Andrew J. Schwab, an affiliate of one of our 5% beneficial owners, qualifies as an “independent” director within the meaning of the Nasdaq rules. Accordingly, a majority of our directors are independent, as required under Nasdaq rules.
Board Leadership Structure
Our Board of Directors is currently led by its Chairman, Paul Grayson. Our Board of Directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the Company continues to grow. We separate the roles of Chief Executive Officer and Chairman of the Board of Directors in in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting our strategic direction and day-to-day leadership and performance, while the Chairman of our Board of Directors provides guidance to the Chief Executive Officer and presides over meetings of the full Board of Directors. We believe that this separation of responsibilities provides a balanced approach to managing our Board of Directors and Company oversight.

Skye Bioscience, Inc.	15	2025 Proxy Statement

The Board’s Role in Risk Oversight
Our Board of Directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operational, financial, market, legal, regulatory, strategic and reputational risk.
Our Audit Committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, our Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by our Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures, including related to cybersecurity. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating & Corporate Governance Committee manages risks associated with the independence of the Board of Directors, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our Board of Directors as a whole.
Board of Directors Meetings
During the year ended December 31, 2024, our Board of Directors held seven meetings (including regularly scheduled, telephonic and special meetings) and also acted by unanimous written consent. Each director attended at least 75% of the total meetings held by our Board of Directors and the committees of which he or she was a member during such director’s term of service in fiscal year 2024.
Committees of the Board of Directors
We have three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by our Board of Directors. A copy of each charter can be found under the “Investors – Governance” section of our website at www.skyebioscience.com.
Audit Committee
Our Audit Committee consists of three members: Dr. Jenkins (chair and financial expert), Dr. Smith and Mr. Grayson. Our Board of Directors has determined that Dr. Jenkins qualifies as an “audit committee financial expert” as that phrase is defined under the regulations promulgated by the SEC and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. Our Board of Directors has determined that all members of our Audit Committee are independent directors, as defined in the applicable SEC and Nasdaq rules. Our Audit Committee met five times during 2024 and also acted by unanimous written consent.

Skye Bioscience, Inc.	16	2025 Proxy Statement

Our Audit Committee is governed by a written charter adopted by our Board of Directors. Our Audit Committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. Our Audit Committee is responsible for, among other things:
•appointing our independent registered public accounting firm;
•evaluating the qualifications, independence and performance of our independent registered public accounting firm;
•approving the audit and non-audit services to be performed by our independent registered public accounting firm;
•reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;
•discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;
•reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
•reviewing on a periodic basis, or as appropriate, any investment policy and recommending to our Board of Directors any changes to such investment policy;
•reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;
•preparing the report that the SEC requires in our annual proxy statement;
•reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics;
•reviewing and evaluating, at least annually, the performance of the Audit Committee and its members including compliance of the Audit Committee with its charter; and
•the preparation of the Audit Committee report to be included in our annual proxy statement.
Compensation Committee
Our Compensation Committee consists of three members: Dr. Smith (chair), Dr. Jenkins, and Mr. Grayson. Our Board of Directors has determined that all members of our Compensation Committee are independent directors, as defined in the Nasdaq listing rules. Our Compensation Committee met five times during 2024 and also acted by unanimous written consent.
The Compensation Committee is governed by a written charter approved by our Board of Directors. The Compensation Committee’s purpose is to assist our Board of Directors overseeing the development plans and compensation for our senior management and directors and recommend these plans to our Board of Directors. The Compensation Committee’s responsibilities include, among other things:
•evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;
•administering our cash-based and equity-based compensation plans; and
•making recommendations to the Board regarding any other Board responsibilities relating to executive compensation.

Skye Bioscience, Inc.	17	2025 Proxy Statement

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of four members: Dr. Charych (chair), Dr. Smith, Dr. Jenkins and Mr. Grayson. Our Board of Directors has determined that all members of our Nominating and Corporate Governance Committee are independent directors, as defined in the Nasdaq listing rules. Our Nominating and Corporate Governance Committee met four times during 2024 and also acted by unanimous written consent.
The Nominating and Corporate Governance Committee is governed by a written charter approved by our Board of Directors. The Nominating and Corporate Governance Committee’s purpose is to assist our Board of Directors by identifying individuals qualified to become members of our Board of Directors, consistent with criteria set by our Board, and to develop our corporate governance principles. The Nominating and Corporate Governance Committee’s responsibilities include, among other things:
•identifying, considering and recommending candidates for membership on our Board of Directors;
•overseeing the process of evaluating the performance of our Board of Directors; and
•advising our Board of Directors on other corporate governance matters.
Anti-Hedging Policies
Our insider trading policy prohibits employees, officers and directors from engaging in short-term or speculative securities transactions, including derivative transactions relating to our securities, such as exchanged traded options and hedging transactions.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of our shares by our directors and officers that are reasonably designed to promote compliance with insider trading laws, rules and regulations. Our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K.
Director Selection Process
The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of Directors of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops guidelines and criteria for the selection of candidates for nominees for election as directors. The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board, along with their personal and professional integrity, demonstrated ability and judgment, experience, familiarity with the Company as well as certain other relevant factors. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and the Chairman of the Board of Directors and Chief Executive Officer as well as stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for directorship to the Board. Taking the Nominating and Corporate Governance Committee’s recommendation into consideration, the Board then approves the nominees for directorship for stockholders to consider and vote upon at the annual stockholders’ meeting.
The Nominating and Corporate Governance Committee evaluates director candidate recommendations by stockholders in the same manner as it evaluates other director candidate recommendations. Any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are

Skye Bioscience, Inc.	18	2025 Proxy Statement

evaluated. We do not intend to treat stockholder recommendations in any manner different from other recommendations. Any stockholder recommendations for additions to our Board of Directors should be sent to Skye Bioscience, Inc., 11250 El Camino Real, Suite 100, San Diego, CA 92130, Attention: Corporate Secretary in accordance with the requirements set forth under “Stockholder Proposals”.
Director Attendance at Annual Meetings
Although we do not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting, we encourage all of our directors to attend. We did not hold an annual meeting of stockholders in 2024.
Communication with our Board of Directors
Stockholders seeking to communicate with our Board of Directors, a committee of our Board of Directors, or an individual director should submit their written comments to our corporate secretary at Skye Bioscience, Inc., Attn: Corporate Secretary, 11250 El Camino Real, Suite 100, San Diego, CA 92130. The corporate secretary will forward such communications to each member of our Board of Directors, the applicable committee or to the applicable director(s). Items that are unrelated to the duties and responsibilities of our Board of Directors will be excluded. In addition, material that is illegal, inappropriate or similarly unsuitable will be excluded. Any letter that is filtered out under these standards, however, will be made available to any director upon request.
Code of Business Conduct and Ethics
The Board of Directors has established a code of business conduct and ethics that applies to our officers, directors and employees. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:
•honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•full, fair, accurate, timely and understandable disclosure in the reports and documents the Company files with, or submits to, the SEC and in other public communications made by the Company;
•compliance with applicable governmental laws, rules and regulations;
•the prompt internal reporting to the appropriate person of violations of the code of business conduct and ethics; and
•accountability for adherence to the code of business conduct and ethics.
Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by the Board of Directors, and any such waiver shall be promptly disclosed to the stockholders. We will disclose amendments to the code of business conduct and ethics on our website within four business days from the date of such amendment.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines to assist and guide the Board of Directors in the exercise of its responsibilities and establish a framework for our corporate governance practices. The Corporate Governance Guidelines contain written standards pertaining to director qualifications, director responsibilities, structure of our Board of Directors, director access to management and independent advisors, director compensation, and performance evaluation of our Board and committees, among other things. The Corporate Governance Guidelines help to ensure that the Board of Directors is independent from management, the Board of Directors adequately performs its oversight functions, and the interests of the Board of Directors and management align with the interests of our stockholders.

Skye Bioscience, Inc.	19	2025 Proxy Statement

Director Compensation
Under our director compensation program , each non-employee director receives the cash and equity compensation for board services described below. Our Compensation Committee and Board of Directors have primary responsibility for reviewing and approving the compensation paid to non-employee directors. Our Compensation Committee periodically reviews the type and form of compensation paid to our non-employee directors, which includes a market assessment and analysis by our independent compensation consulting firm, Anderson Pay Advisors, LLC (“Anderson”), regarding practices at comparable companies. As part of this analysis, Anderson, reviews non-employee director compensation trends and data from companies comprising the same peer group used by our Compensation Committee in connection with its review of executive compensation. Based on this review, our Compensation Committee makes adjustments to the non-employee director compensation program in an effort to provide competitive compensation to our non-employee directors.
In February 2024, our Compensation Committee, reviewed our director compensation program and recommended to the Board of Directors, and the Board of Directors approved, an amendment to our director compensation program to increase the number of shares subject to the initial option award and annual option award to be made to our non-employee directors to 40,000 and 35,000, respectively.
Additionally, in February 2024, the Board of Directors, based on the recommendation of the Compensation Committee, granted Mr. Grayson 100,000 restricted stock units (“RSUs”) that vest upon the achievement of the following milestones, subject to Mr. Grayson’s continued service with the Company on the applicable vesting date: (i) 25% vests upon the Company achieving a market capitalization of $750 million and a stock price of $20.00 per share, (ii) an additional 25% vests upon the Company achieving a market capitalization of $1 billion and a stock price of $25.00 per share, (iii) an additional 25% vests upon the Company achieving a market capitalization of $1.25 billion and a stock price of $30.00 per share and (iv) an additional 25% vests upon the Company achieving a market capitalization of $1.5 billion or greater and a stock price of $35.00 per share. Upon a Change in Control (as defined in the Skye Bioscience, Inc. Amended and Restated Omnibus Incentive Plan (the “Amended and Restated Plan”)), all of the restricted stock units will become fully vested. This grant was made in recognition of Mr. Grayson’s unique skills, experience and contributions to the Company.
In October 2024, our Compensation Committee, in consultation with Anderson, recommended to the Board of Directors for approval, and the Board of Directors approved, a director retention stock option award to purchase 70,000 shares of our common stock to each of our non-employee directors, with each such stock option award vesting in equal monthly installments during the one year following the grant date, subject to the director’s continued service on our Board of Directors.
In October 2024, our Compensation Committee, in consultation with Anderson, reviewed our non-employee director cash compensation program and recommended to the Board of Directors, and the Board of Directors approved, certain changes to the cash compensation for our non-employee directors to align with the level of compensation of directors in our 2024 peer group. Such changes are described in the “Cash Compensation” section below.
Compensation paid to our non-employee directors is subject to the annual limits on non-employee director compensation set forth in our Amended and Restated Plan. As provided in the Amended and Restated Plan, our Board of Directors or its authorized committee may make exceptions to this limit for individual non-employee directors, as the Board of Directors or its authorized committee may determine in its discretion.
We have reimbursed and will continue to reimburse our non-employee directors for their reasonable expenses incurred in attending meetings of our Board of Directors and committees of our Board of Directors.

Skye Bioscience, Inc.	20	2025 Proxy Statement

Cash Compensation
Non-employee directors are entitled to receive the following cash compensation for their services under the program:
•$50,000 per year for service as a member of the Board of Directors (increased from $40,000 in October 2024)
•$50,000 per year for service as the chairman of the Board of Directors, if one is appointed as such and is a non-employee director
•$20,000 per year for service as chairperson of the Audit Committee
•$10,000 per year for service as a member of the Audit Committee
•$15,000 per year for service as chairperson of the Compensation Committee (increased from $10,000 in October 2024)
•$7,500 per year for service as a member of the Compensation Committee (increased from $3,500 in October 2024)
•$10,000 per year for service as chairperson of the Nominating and Corporate Governance Committee (increased from $5,000 in October 2024)
•$5,000 per year for service as a member of the Nominating and Corporate Governance Committee (increased from $2,500 in October 2024)
Each non-employee director who serves as the chairperson of a committee does not receive the additional annual cash fee for serving as a member of the committee.
Equity Compensation
Initial Option Award. Each person who first becomes a non-employee director is entitled to receive a one-time award of 40,000 stock options which vest in twelve equal monthly installments. This amount was increased from 20,000 stock options in February of 2024.
Annual Option Award. Each non-employee director is entitled to receive, an annual stock option award to purchase 35,000 stock options that vest in twelve equal monthly installments. This amount was increased from 20,000 stock options in February of 2024.
In the event of a Change in Control (as defined in our Amended and Restated Plan), each director is entitled to full accelerated vesting in their outstanding company equity awards, including any initial stock option award or annual stock option award, immediately prior to the consummation of the Change in Control. All initial stock option awards and annual stock option awards have an exercise price equal to the fair market value of a share of our common stock on the date of grant, and a maximum term of 10 years.

Skye Bioscience, Inc.	21	2025 Proxy Statement

2024 Director Compensation Table
The following table summarizes cash and stock compensation received by our non-employee directors during the year ended December 31, 2024. Mr. Dhillon is not included in the following table as he served as an executive officer during 2024 and his compensation is included in the Summary Compensation Table in the “Executive Compensation and Other Information” section below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)

Deborah Charych	47,245	—	642,936	—	690,180
Paul Grayson	58,465	1,421,250	699,316	—	2,179,031
Annalisa Jenkins (2)	50,427	—	699,316	—	749,743
Andrew J. Schwab	42,204	—	642,936	—	685,140
Karen Smith (2)	34,079	—	457,249	—	491,328
Praveen Tyle(3)	42,601	—	180,300	—	222,901
Keith Ward(3)	43,125	—	181,468	—	224,593
Margaret Dalesandro(3)	33,083	—	182,279	—	215,363
1.Consists of grants made in 2024 to the Company’ s non-employee directors pursuant to initial stock option awards, annual stock option awards and director retention awards, as applicable and for Mr. Grayson, his RSUs. The amounts reported under “Stock Awards” and “Option Awards” in the above table reflect the grant date fair value of these awards as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The value of stock option awards was estimated using the Black-Scholes option pricing model. The valuation assumptions used in the valuation of options granted may be found in Note 8 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 20, 2025. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options). Whether, and to what extent, a non-employee director realizes a financial benefit from the awards will depend on our actual operating performance, stock price fluctuations and the non-employee director’s continued service on our Board of Directors.
2.Dr. Jenkins and Dr. Smith were appointed to our Board of Directors in February 2024 and July 2024, respectively.
3.Dr. Tyle, Dr. Ward and Dr. Dalesandro resigned from our Board of Directors effective August 2024.

Skye Bioscience, Inc.	22	2025 Proxy Statement

As of December 31, 2024, the current and former non-employee directors listed in the table above held the following number of outstanding equity awards:

Name	Stock Awards Outstanding at December 31, 2024	Number of Securities Underlying Options Outstanding at December 31, 2024

Deborah Charych	—	126,001
Paul Grayson	161,563	105,000
Annalisa Jenkins	—	110,000
Andrew J. Schwab	—	125,001
Karen Smith	—	110,000
Praveen Tyle	—	57,101
Keith Ward	—	57,001
Margaret Dalesandro	—	57,601
Vote Required; Recommendation of the Board of Directors
Directors are elected by a plurality of the votes cast. Accordingly, the six nominees receiving the most “For” votes (among votes properly cast during the meeting or by proxy) will be elected. Only votes “For” will affect the outcome. Votes “Withheld” and broker non-votes will have no effect on Proposal One because they are not considered votes cast for this purpose. Proposal One is considered a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.
Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Board of Directors. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
VOTE

Our Board of Directors unanimously recommends that the stockholders vote “FOR” the election of each of the following nominees:

Paul Grayson, Chairman	Punit Dhillon	Karen Smith
Deborah Charych	Annalisa Jenkins	Andrew J. Schwab

Skye Bioscience, Inc.	23	2025 Proxy Statement

Proposal Two:
Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee has selected Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Marcum LLP has audited the Company’s financial statements since 2022. Representatives of Marcum LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Stockholder ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm is not required by Nevada law, the Company’s amended and restated certificate of incorporation, or the Company’s amended and restated bylaws. However, the Audit Committee is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Independent Registered Public Accounting Firm’s Fees
The following table represents aggregate fees billed to us for services related to the fiscal years ended December 31, 2024 and 2023, by Marcum, LLP, our independent registered public accounting firm.

	Year Ended December 31,
	2024 ($)	2023 ($)

Audit Fees(1)	283,440	286,638
Audit-Related Fees	76,937	6,600
Tax Fees(2)	—	—
All Other Fees(3)	—	—
Total	360,377	293,238
1.Consists of audit fees billed for professional services performed by Marcum LLP for the audit of our annual financial statements, the review of our registration statements on Form S-3, the quarterly review of our financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements.
2.Tax Fees consist of fees for professional services, including tax consulting and compliance performed by Marcum LLP.
3.All Other Fees consist of consulting services.

Skye Bioscience, Inc.	24	2025 Proxy Statement

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Marcum LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.
Pre-Approval Policies and Procedures
Our Audit Committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the Audit Committee. All such services during the year ended December 31, 2024 were pre-approved in accordance with this policy. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
Report of the Audit Committee of the Board of Directors
The Audit Committee oversees the Company’s financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.
The Audit Committee reviewed with Marcum LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States of America, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the standards of the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from Marcum LLP required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has discussed with Marcum LLP their independence from Skye Bioscience, Inc. and its management.
The Audit Committee met with Marcum LLP to discuss the overall scope of its services, the results of its audit and reviews, its evaluation of the Company’s internal controls including internal control over financial reporting and the overall quality of the Company’s financial reporting. Marcum LLP, as the Company’s independent registered public accounting firm, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with Marcum LLP were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

Skye Bioscience, Inc.	25	2025 Proxy Statement

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Company’s Board of Directors that the audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in our annual report on Form 10-K for the year ended December 31, 2024, filed by the Company with the SEC. The Audit Committee and the Company’s Board of Directors also have recommended, subject to stockholder approval, the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2025.
This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.
The foregoing report has been furnished by the Audit Committee.
Respectfully submitted,
The Audit Committee of the Board of Directors
Annalisa Jenkins (Chairman)
Paul Grayson
Karen Smith
Vote Required; Recommendation of the Board of Directors
Proposal Two must receive a number of “For” votes from the holders of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting in excess of the number of votes cast “Against” Proposal Two. Only “For” and “Against” votes will affect the outcome. Abstentions and broker non-votes, if any, will have no effect on Proposal Two because they are not considered votes cast for this purpose. The approval of Proposal Two is considered a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.
VOTE

Our Board of Directors unanimously recommends that the stockholders vote “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2025. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

Skye Bioscience, Inc.	26	2025 Proxy Statement

Proposal Three:
Approval of the Compensation of the Named Executive Officers
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote at the Annual Meeting to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our Board of Directors.
Although the vote is non-binding, our Compensation Committee and Board of Directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions. As described more fully in the “Executive Compensation and Other Information” section of this proxy statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create stockholder value. We urge stockholders to read the “Executive Compensation and Other Information” section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. The Compensation Committee and the Board of Directors believe that our executive compensation program fulfills these goals and is reasonable, competitive and aligned with our performance and the performance of our executives.
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask that our stockholders vote “FOR” the following resolution:
“RESOLVED, that “Skye Bioscience, Inc. stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Skye Bioscience, Inc.’s Proxy Statement for the 2025 Annual Meeting.”
Vote Required; Recommendation of the Board of Directors
Proposal Three must receive a number of “For” votes from the holders of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting in excess of the number of votes cast “Against” Proposal Three. Only “For” and “Against” votes will affect the outcome. Abstentions and broker non-votes will have no effect on Proposal Three because they are not considered votes cast for this purpose. Proposal Three is considered a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.
VOTE

Our Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

Skye Bioscience, Inc.	27	2025 Proxy Statement

Proposal Four:
Frequency of Stockholder Vote on Executive Compensation
Under the Dodd-Frank Act, our stockholders are entitled to vote at the Annual Meeting regarding whether the stockholder vote to approve the compensation of our named executive officers as required by Section 14A(a)(2) of the Exchange Act (and as described in Proposal 3 of this proxy statement), should occur every one, two or three years. Under the rules issued by the SEC, stockholders shall also have the option to abstain from voting on the matter. Pursuant to the Dodd-Frank Act, the stockholder vote on the frequency of the stockholder vote to approve executive compensation is an advisory vote only, and it is not binding on us or our Board of Directors.
Although the vote is non-binding, our Compensation Committee and Board of Directors value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of the stockholder vote on executive compensation.
Vote Required; Recommendation of the Board of Directors
The alternative receiving the highest number of votes—every “one year,” every “two years” or every “three years”—will be the stockholders’ recommendation, on an advisory basis, of the frequency of the stockholder vote on executive compensation. Abstentions and broker non-votes will have no effect on Proposal Four because they are not considered votes cast for this purpose. Proposal Four is considered a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.
VOTE

Our Board of Directors unanimously recommends a vote for every “one year” regarding the frequency of the stockholder vote to approve the compensation of the named executive officers as required by Section 14a(a)(2) of the Exchange Act.
Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

Skye Bioscience, Inc.	28	2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to beneficial ownership of our common stock as of April 18, 2025, by:
•each person known to be the beneficial owner of 5% or more of our outstanding common stock;
•each named executive officer (as defined in Item 402 of Regulation S-K promulgated under the Securities Act of 1933, as amended);
•each director; and
•all of the executive officers and directors as a group.
Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Skye Bioscience, Inc. 11250 El Camino Real, Suite 100, San Diego, CA 92130. Except for information based on Schedules 13D/A and information collected in connection with our filing of the Post-Effective Amendment to the Registration Statement on Form S-1 (Registration No. 333-278286) on April 24, 2024, as indicated in the footnotes, beneficial ownership is stated as of April 18, 2025.
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or vesting of a restricted stock unit) within 60 days of April 18, 2025. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. Applicable percentage ownership is based on 30,974,558 shares of common stock outstanding on April 18, 2025. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.
To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned

More than 5% Beneficial Owners
Entities affiliated with 5AM Ventures VII, L.P.(1)	11,618,561	35.6%
Entities affiliated with Versant Venture Capital III, L.P.(2)	2,530,950	8.0%
Named Executive Officers and Directors
Punit Dhillon, Director, Chief Executive Officer (3)	383,920	1.2%
Kaitlyn Arsenault, Chief Financial Officer (4)	181,121	*%
Puneet Arora, Chief Medical Officer	—	*%

Skye Bioscience, Inc.	29	2025 Proxy Statement

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned

Tu Diep, Chief Operating Officer (5)	117,943	*%
Christopher Twitty, Chief Scientific Officer (6)	122,205	*%
Dr. Deborah Charych, Director (7)	105,584	*%
Paul Grayson, Director (8)	207,721	*%
Dr. Annalisa Jenkins, Director (9)	89,583	*%
Andrew J. Schwab, Director (10)	104,584	*%
Dr. Karen Smith, Director (11)	86,249	*%
All executive officers and directors as a group (10 persons)	1,398,910	4.5%
*Denotes beneficial ownership of less than 1% of our outstanding shares of common stock.
1.Based on a Schedule 13D/A filed with the SEC on December 19, 2024. Consists of: (i) 8,167,206 shares of common stock held by 5AM Ventures VII, L.P. (“Ventures VII”) and (ii) 1,705,393 shares of common stock issuable upon exercise of 2023 Warrants held by Ventures VII that are currently exercisable, (iii) 1,679,685 shares of common stock held by 5AM Ventures II, L.P. (“Ventures II”) and (iv) 66,277 shares of common stock held by 5AM Co-Investors II (“Co-Investors II”). 5AM Partners VII, LLC (“Partners VII”) serves as sole general partner of Ventures VII and shares voting and dispositive power over the securities held by Ventures VII. Andrew J. Schwab and Dr. Kush Parmar are managing members of Partners VII. Each of Partners VII, Andrew J. Schwab, Dr. Kush Parmar shares voting and dispositive power over the securities held by Ventures VII. 5AM Partners II, LLC (“Partners II”) serves as sole general partner of Ventures II and Co-Investors II. Andrew J. Schwab, Dr. Scott Rocklage and Dr. John D. Diekman are managing members of Partners II. Each of Partners II, Andrew J. Schwab, Dr. Scott Rocklage and Dr. John D. Diekman shares voting and dispositive power over the securities held by Ventures II and Co-Investors II. Andrew J. Schwab, one of our directors, is an affiliate of Ventures VII, Ventures II, and Co-Investors II. Each of Partners VII, Partners II, Andrew J. Schwab, Dr. Kush Parmar, Dr. Scott Rocklage and Dr. John D. Diekman disclaim beneficial ownership of such shares except to the extent of its or their pecuniary interest therein. The address of all entities affiliated with Ventures VII is c/o 5AM Ventures, 4 Embarcadero Center, Suite 3110, San Francisco, CA 94111.
2.This information was obtained from the stockholder in connection with our filing of the Post-Effective Amendment to the Registration Statement on Form S-1 (Registration Statement No. 333-278286) on April 24, 2024 and reflects beneficial ownership as of March 20, 2024. Consists of (i) 1,995,916 shares of common stock held by Versant Venture Capital III, L.P. (“Versant III”), (ii) 520,173 shares of common stock issuable upon exercise of 2023 Warrants held by Versant III that are currently exercisable, (iii) 11,788 shares of common stock held by Versant Side Fund III, L.P. (“Side Fund III”) and (iv) 3,073 shares of common stock issuable upon exercise of 2023 Warrants held by Side Fund III that are currently exercisable. Versant Ventures III, LLC (“Versant Ventures III”) is the sole general partner of Versant III and Side Fund III. The Managing Directors of Versant Ventures III, Brian Atwood, Bradley Bolzon, Samuel Colella, William Link, Barbara Lubash, Ross Jaffe, Robin Praeger, Rebecca Robertson, Charles Warden and Don Milder, have voting and investment control over the securities held by Versant III and Side Fund III and as a result may be deemed to have beneficial ownership over such securities. The address of all entities affiliated with Ventures III is c/o Versant Ventures, One Sansome Street, Suite 1650, San Francisco, CA 94104.
3.Includes (i) 9,343 shares of common stock held by a family trust of which Mr. Dhillon is the trustee, (ii) 160,978 shares of common stock held directly by Mr. Dhillon, (iii) and 213,599 shares of common stock underlying options that are exercisable as of April 18, 2025 or that will become exercisable within 60 days after such date.
4.Includes (i) 97,087 shares of stock held directly by Ms. Arsenault and (ii) 84,034 shares of common stock underlying options that are exercisable as of April 18, 2025 or that will become exercisable within 60 days after such date.
5.Includes (i) 39,050 shares of stock held directly by Mr. Diep and (ii) 78,893 shares of common stock underlying options that are exercisable as of April 18, 2025 or that will become exercisable within 60 days after such date.
6.Includes (i) 41,182 shares of stock held directly by Mr. Twitty and (ii) 80,023 shares of common stock underlying options that are exercisable as of April 18, 2025 or that will become exercisable within 60 days after such date.
7.Includes 105,584 shares of common stock underlying options that are exercisable as of April 18, 2025 or that will become exercisable within 60 days after such date.

Skye Bioscience, Inc.	30	2025 Proxy Statement

8.Includes (i) 98,138 shares of stock held directly by Mr. Grayson and (ii) 109,583 shares of common stock underlying options that are exercisable or will become exercisable within 60 days after such date.
9.Includes 89,583 shares of common stock underlying options that are exercisable as of April 18, 2025 or will become exercisable within 60 after such date.
10.Includes 104,584 shares of common stock underlying options that may be exercised as of April 18, 2025 or will become exercisable within 60 days after such date.
11.Includes 86,249 shares of common stock underlying options that may be exercised as of April 18, 2025 or will become exercisable within 60 days after such date.

Skye Bioscience, Inc.	31	2025 Proxy Statement

Executive Officers
The names of our executive officers, their ages, their positions and other biographical information as of April 18, 2025, are set forth below. Executive officers are elected by our Board of Directors to hold office until their successors are elected and qualified. There are no family relationships among our directors or executive officers.

Name	Age	Position

Punit Dhillon	44	President and Chief Executive Officer
Kaitlyn Arsenault	38	Chief Financial Officer
Puneet S. Arora, M.D.	53	Chief Medical Officer
Tu Diep, M.S.	44	Chief Development Officer
Chris Twitty, Ph.D.	53	Chief Scientific Officer
The biography of Punit Dhillon can be found above under the heading, “Nominees for Election Until the Next Annual Meeting – Directors.”
Kaitlyn Arsenault
Age: 38
Kaitlyn Arsenault, CPA, was appointed as the Company’s Chief Financial Officer in October 2021. From 2014 to 2021, Ms. Arsenault served as the President of KA Consulting, Inc., a registered public accounting firm in San Francisco, CA, providing independent technical accounting, financial reporting and consulting advisory services for public and private companies in the pharmaceutical, life sciences, technology, artificial intelligence and FinTech industries. During this time, Ms. Arsenault guided various companies through audit and IPO preparation projects, including the implementation and disclosure of new accounting pronouncements. From September 2016 to October 2021, she served as the Company’s Head of Financial Reporting and Technical Accounting consultant. Ms. Arsenault's experience related to complex equity financings, derivatives, debt instruments, stock-based compensation, revenue recognition, and mergers and acquisitions, allows her to bring valuable perspective to structuring viable business transactions with a focus on operational efficiency and reducing administrative burden. Since joining Skye, Ms. Arsenault has led the Company through two back to back acquisitions, multiple financings, capital restructuring activities and the direct listing from the OTC to Nasdaq. Prior to becoming an independent financial consultant, Ms. Arsenault spent seven years in public accounting at Friedman LLP’s (now CBIZ, Inc.) SEC practice as an auditor where she obtained public and private company experience across multiple industries. Ms. Arsenault received her Bachelor of Science degree in Accounting from Ramapo College of New Jersey and is a Certified Public Accountant in California (active) and New Jersey (inactive).

Skye Bioscience, Inc.	32	2025 Proxy Statement

Puneet S. Arora, M.D.
Age: 53
Puneet S. Arora, M.D., was appointed as the Company’s Chief Medical Officer in September 2024. From February 2024 to September 2024, Dr. Arora served as Principal and Founder at Amira Advisors LLC, a biotechnology consulting firm. Additionally, from November 2021 to January 2024, Dr. Arora served as Chief Medical Officer at Lassen Therapeutics, a clinical stage biotechnology company in the immunology and inflammation space. Additionally, from May 2019 to April 2021, Dr. Arora served as Vice President, Head of Clinical Development at Principia Biopharma, a Sanofi company, where he led clinical development strategy and the design and execution of clinical studies across the company’s portfolio. Additionally, from October 2011 to May 2019, Dr. Arora served as Senior Medical Director, Early Clinical Development at Genentech Research and Early Development, where his role included leading global programs in metabolism (diabetes and obesity) and NASH. Dr. Arora received his medical degree from the All India Institute of Medical Sciences and completed his residency in internal medicine at the Southern Illinois University School of Medicine. He completed a fellowship in endocrinology, diabetes and metabolism at NYU, and a fellowship in advanced diabetes at the Mayo Clinic School of Medicine. He also earned a Master’s Degree in Clinical Research from the Mayo Clinic Graduate School of Biomedical Sciences as part of the Clinical Research Training Program.

Tu Diep, M.S.
Age: 44
Tu Diep, M.S., was appointed as the Company’s Chief Operating Officer in January 2025, after serving as the Company’s Chief Development Officer from January 2022 to December 2024 and as the Company’s Senior Vice President of Development from October 2020 to January 2022. From March 2020 to October 2020, Mr. Diep served as the Director of Business Process of Element Bioscience, a next-generation sequencing company focused on the development of revolutionary and proprietary technology to deliver high-quality sequencing on their benchtop instrument, AVITI. From October 2019 through January 2020, he served as the President of Emerald Health Bioceuticals. From July 2018 to October 2019, Mr. Diep served as the Vice President of Strategic Operations of Emerald Health Sciences USA, a private life science company that made strategic equity investments related to endocannabinoid based science and clinical products. Additionally, Mr. Diep was a founding employee of OncoSec Medical Inc. (NASDAQ:ONCS) a biopharmaceutical company developing cancer immunotherapies for the treatment of solid tumors, where he served in multiple roles of increasing responsibility from 2011 to 2018. Here he led the initiation of OncoSec's first clinical trials in melanoma and merkel cell carcinoma. As OncoSec's business development lead he was instrumental in establishing a partnership and clinical collaboration with Merck & Co. Inc. (NYSE: MRK) for the evaluation of Keytruda with OncoSec's lead drug, tavokinogene telsaplasmid and launched the pivotal trial, KEYNOTE-695. Mr. Diep received his Bachelor degree in Human Kinetics from the University of British Columbia in 2004 and his Masters of Science from the University of Toronto in 2006.

Skye Bioscience, Inc.	33	2025 Proxy Statement

Chris Twitty, Ph.D.
Age: 53
Chris Twitty, Ph.D., was appointed as the Company's Chief Scientific Officer in December 2022. From October 2021 to December 2022, Mr. Twitty served as Chief Scientific Officer at Onchilles Pharma, a biotech company developing novel immunotherapeutics to treat various cancers. From 2018 to October 2021, Dr. Twitty served as Vice President of Research and Development and Chief Scientific Officer at OncoSec Medical, Inc. (NASDAQ:ONCS), a biopharmaceutical company developing cancer immunotherapies for the treatment of solid tumors a biotech, where he led multiple scientific teams to drive innovative preclinical research and clinical biomarker programs. Dr. Twitty has over 20 years of experience in drug development, leading early R&D discovery, and IND submissions establishing novel clinical biomarker programs. These efforts involve initiating and managing productive scientific collaborations, as well as building and training multifunctional scientific teams. Dr. Twitty received his bachelor’s degree in molecular biology from San Diego State University and his Ph.D. in molecular microbiology and immunology from Oregon Health Sciences University while training with Dr. Bernard Fox.

Skye Bioscience, Inc.	34	2025 Proxy Statement

Executive Compensation
and Other Information
The Company effected a reverse stock split at a ratio of one-for-two hundred and fifty (1-for-250) effective September 8, 2023 (the “Reverse Stock Split”). All share amounts and exercise prices included herein have been adjusted to reflect the Reverse Stock Split.
Overview
Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board of Directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee, often attends meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Our Compensation Committee then reviews the Chief Executive Officer’s recommendations and market data. Our Compensation Committee then makes recommendations to our Board of Directors regarding executive compensation without members of management present.
Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. For 2024, our Compensation Committee retained Anderson Pay Advisors, LLC (“Anderson”) to provide it with information, recommendations and other advice relating to executive compensation. Anderson assisted in developing a group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair.

Skye Bioscience, Inc.	35	2025 Proxy Statement

Summary Compensation Table
The following table summarizes the compensation that we paid during 2024 and, for Mr. Dhillon and Ms. Arsenault, 2023 to: (1) our principal executive officer; and (2) our two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers as of December 31, 2024. We refer to these officers as our named executive officers or NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)(2)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)(3)	Total ($)

Punit Dhillon Chief Executive Officer	2024	458,333	—	1,501,679	3,923,850	255,763	6,139,625
	2023	450,000	—	994,364	92,974	270,000	1,807,338
Kaitlyn Arsenault Chief Financial Officer	2024	365,000	—	408,393	1,355,071	138,361	2,266,825
	2023	340,000	—	656,234	138,056	136,000	1,270,290
Tu Diep Chief Operating Officer	2024	358,333	—	376,585	1,355,071	117,179	2,207,168
	2023(3)	—	—	—	—	—	—
1.Amounts reflect the full grant date fair value of RSUs and options, computed in accordance with Accounting Standards Codification (“ASC”) Topic 718 - Stock based compensation, rather than the amounts paid to or realized by the named executive officers. The value of stock option awards was estimated using the Black-Scholes option pricing model. For the market-based RSUs, the grant date fair value is calculated assuming the probable outcome of the market conditions on the date of grant using a Monte Carlo simulation model. The valuation assumptions used in the valuation of options and RSUs may be found in Note 2 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 20, 2025 (the “2024 Form 10-K”). If the maximum level of performance is achieved, the grant date fair value of the RSUs granted to Mr. Dhillon, Ms. Arsenault ,and Mr. Diep in 2024 would be $1,456,000, $364,000, and $364,000, respectively.
2.On August 22, 2024, the Board approved a modification to the terms of the RSUs issued on August 25, 2023, and September 29, 2023 to the NEOs to change the performance-based condition to a market-based condition, as described further under the heading “Narrative Disclosure to 2024 Summary Compensation Table – Executive Compensation Elements – Equity Compensation.” The incremental fair value with respect to the modified awards, computed as of the modification date in accordance with FASB ASC Topic 718, is included in the “Stock Awards” column of the Summary Compensation Table for 2024. The total amount of such incremental fair value for each of Mr. Dhillon, Ms. Arsenault, and Mr. Diep is $80,429, $53,080, and $21,272, respectively.
3.Amounts reflect the cash incentives earned by our named executive officers for the applicable year.Annual cash incentive awards earned were based upon achievement of corporate and individual performance goals as determined by the Compensation Committee and Board of Directors.
4.Mr. Diep was not a named executive officer in 2023.
Narrative Disclosure to Summary Compensation Table
Employment Agreements
Employment Agreement with Punit Dhillon
On August 7, 2020, we entered into an employment agreement with Mr. Dhillon, our Chief Executive Officer. The agreement provided for an annual base salary of $400,000 per year and an annual discretionary bonus up to 50% of his base salary. Effective June 1, 2022, Mr. Dhillon's annual base salary was increased to $450,000 per year and his annual discretionary bonus eligibility was increased to 60% of his base salary. Effective February 29, 2024, Mr. Dhillon’s annual base salary was increased to $460,000

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per year. Effective January 1, 2025, Mr. Dhillon’s annual base salary was increased to $610,000 per year. Mr. Dhillon also receives the employee benefits available to other similarly situated executives and is entitled to severance pay under the circumstances described below.
Mr. Dhillon’s employment with the Company is at-will. The employment agreement provides that, except for a termination of Mr. Dhillon’s employment for “Cause,” “By Death”, “By Disability” (as such terms are defined in his employment agreement), Mr. Dhillon is entitled to a severance payment equal to 24 months of his then current base salary, less applicable statutory deductions and withholdings if his employment is terminated by the Company. The employment agreement provides that Mr. Dhillon is not entitled to any severance if his employment is terminated by the Company for “Cause,” “By Death” or “By Disability” or if Mr. Dhillon terminates his employment.
Employment Agreement with Kaitlyn Arsenault
On October 5, 2020, we entered into an employment agreement with Ms. Arsenault, our Chief Financial Officer. The agreement provided for an annual base salary of $300,000 per year and an annual discretionary bonus of up to 35% of her base salary. Effective June 1, 2022, Ms. Arsenault’s annual base salary was increased to $340,000 per year and her annual discretionary bonus eligibility was increased to 40% of her base salary. Effective February 29, 2024, Ms. Arsenault’s annual base salary was increased to $370,000 per year. Effective January 1, 2025, Ms. Arsenault’s annual base salary was increased to $450,000 per year. Ms. Arsenault also receives the employee benefits available to other similarly situated executives and is entitled to severance pay under the circumstances described below.
Ms. Arsenault’s employment with the Company is at-will. The employment agreement provides that, except for a termination of Ms. Arsenault’s employment for “Cause,” “By Death”, “By Disability” (as such terms are defined in her employment agreement), Ms. Arsenault is entitled to a severance payment equal to 12 months of her then current base salary, less applicable statutory deductions and withholding if her employment is terminated by the Company. The employment agreement provides that Ms. Arsenault is not entitled to any severance if her employment is terminated by the Company for “Cause,” “By Death” or “By Disability” or if Ms. Arsenault terminates her employment.
Employment Agreement with Tu Diep
On October 5, 2020, we entered into an employment agreement with Mr. Diep, our Chief Operating Officer. The agreement provided for an annual base salary of $250,000 per year and an annual discretionary bonus of up to 35% of his base salary. Effective February 29, 2024, Mr. Diep’s annual base salary was increased to $370,000 per year and his annual discretionary bonus eligibility was increased to 40% of her base salary. Effective February 24, 2025, Mr. Diep’s annual base salary was increased to $440,000 per year. Mr. Diep also receives the employee benefits available to other similarly situated executives and is entitled to severance pay under the circumstances described below.
Mr. Diep’s employment with the Company is at-will. The employment agreement provides that, except for a termination of Mr. Diep’s employment for “Cause,” “By Death”, “By Disability” (as such terms are defined in his employment agreement), Mr. Diep is entitled to a severance payment equal to 6 months of his then current base salary, less applicable statutory deductions and withholding if his employment is terminated by the Company. The employment agreement provides that Mr. Diep is not entitled to any severance if his employment is terminated by the Company for “Cause,” “By Death” or “By Disability” or if Mr. Diep terminates his employment.
The foregoing description of the employment agreements above do not purport to be complete and are qualified in their entirety by reference to the full text of the employment agreements filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2024.

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Executive Compensation Elements
The following describes the material terms of the elements of our executive compensation program during 2024.
2024 Base Salaries
Base salaries for our named executive officers are initially established through arm’s-length negotiations at the time of the executive officer’s hiring, taking into account such executive officer’s qualifications, experience, the scope of his or her responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries are reviewed, determined, and approved periodically, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.
Performance-Based Annual Cash Incentives
In addition to base salary, each named executive officer is eligible for a performance-based annual cash incentive award based upon the achievement of certain corporate performance goals and objectives approved by our Board of Directors and, with respect to our named executive officers other than our Chief Executive Officer, individual performance.
Annual cash incentives are set based on each executive officer’s base salary as of the end of the year and are expected to be paid out in the following year. The target levels of the annual cash incentive awards for our named executive officers are currently as follows: 60% of base salary for the Chief Executive Officer (100% of which is based on corporate objectives) and 40% of base salary for any other C-level executive (75% of which is based on corporate objectives and 25% of which is based on individual performance). At or prior to the beginning of each year, management recommends corporate goals and milestones to our Compensation Committee and Board of Directors. These goals and milestones and the proportional emphasis placed on each are set by our Compensation Committee and Board of Directors after considering management input and our overall strategic objectives.
Our Compensation Committee and Board of Directors determines the level of achievement of the corporate goals for each year. This achievement level is then applied to each named executive officer’s target annual cash incentive to determine that year’s total cash incentive opportunity, before any determination of the individual component of the award. The individual component of each named executive’s annual cash incentive award is not necessarily based solely on the achievement of any predetermined criteria or guidelines. Our Compensation Committee and Board of Directors assessment of each of the named executive officer may also include a quantitative analysis of the officer’s overall performance of his or her duties during the year.
For 2024, the corporate performance objectives generally consisted of product development and corporate development goals. During 2024, the corporate performance objectives were adjusted to account for the discontinuation of the company’s glaucoma drug candidate.
In evaluating the corporate performance component of management’s annual cash incentive awards for 2024, our Compensation Committee and Board determined the corporate performance objectives were achieved at the level of 93%. This corporate achievement level was then used to determine the portion of each named executive officer’s bonus tied to corporate performance. Our Compensation Committee and Board determined the individual performance objectives for Ms. Arsenault and Mr. Diep were achieved at 100% of target for 2024. The annual cash incentives earned by our named executive officers for 2024 performance are set forth in the “Summary Compensation Table” above.

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Equity Compensation
We maintain two primary equity compensation plans that provide for the issuance of equity awards to directors, employees (including our named executive officers) and consultants: the Amended and Restated Omnibus Incentive Plan, which has been approved by our stockholders, and our Amended and Restated 2024 Inducement Equity Incentive Plan (the “Inducement Plan”), which has not been approved by our stockholders. We also maintain the Skye Bioscience, Inc. 2022 Employee Stock Purchase Plan under which the Company may offer eligible employees the option to purchase common stock.
We offer stock options and RSUs to our employees, including our named executive officers, as the long-term incentive component of our compensation program. We typically grant equity awards to new hires upon their commencing employment with us and annually to our employees. Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant. Generally, the initial stock option awards vest as to 25% of the total number of options on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months, subject to the employee’s continued service with us on each vesting date. Generally, annual stock option awards vest in equal monthly installments over 48 months, subject to the employee’s continued service with us on each vesting date.
On February 29, 2024, we granted RSUs representing the right to receive 100,000, 25,000, and 25,000 shares of our common stock to Mr. Dhillon, Ms. Arsenault and Mr. Diep, respectively. The RSUs vest upon the achievement of the following milestones, subject to the executive’s continued service with us on the applicable vesting date: (i) 25% vests upon the Company achieving a market capitalization of $750 million and a stock price of $20.00 per share, (ii) an additional 25% vests upon the Company achieving a market capitalization of $1 billion and a stock price of $25.00 per share, (iii) an additional 25% vests upon the Company achieving a market capitalization of $1.25 billion and a stock price of $30.00 per share and (iv) an additional 25% vest upon the Company achieving a market capitalization of $1.5 billion or greater and a stock price of $35.00 per share.
Additionally, on February 29, 2024, we granted options to purchase 125,000, 75,000, and 75,000 shares of our common stock to Mr. Dhillon, Ms. Arsenault and Mr. Diep, respectively. These options were granted with an exercise price equal to $14.56 per share, which represented the fair market value on the date of grant, as determined under the Amended and Restated Plan. These stock options have the standard four-year monthly vesting schedule described above.
On August 22, 2024, the Board of Directors approved a modification to the terms of the RSUs granted on August 25, 2023, and September 29, 2023 to our executive management team and to a member of the Board of Directors. The vesting condition was modified from a performance-based condition to a market-based condition. Since the performance condition under the original award was improbable of being met at the time of the modification, no expense was previously recognized.
On October 28, 2024, following a market assessment and analysis by Anderson regarding practices at comparable companies, the Board of Directors granted options to purchase 650,000, 125,000 and 125,000 to Mr. Dhillon, Ms. Arsenault and Mr. Diep, respectively. These options were granted with an exercise price equal to $5.15 per share, which represented the fair market value on the date of grant, as determined under the Amended and Restated Plan. These stock options have the standard four-year monthly vesting schedule described above.
All of these equity awards discussed above vest upon the earlier of a Change in Control (as defined in the Amended and Restated Plan) or a participant’s death or disability.

Skye Bioscience, Inc.	39	2025 Proxy Statement

Retirement Plan
We currently maintain a 401(k) retirement savings plan that allows eligible employees to defer a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax or after-tax basis through contributions to the plan. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees generally. We believe that providing a vehicle for retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees generally.
We also provide our named executive officers with term life insurance and disability insurance at our expense as we do for all of our full-time employees. We do not provide our named executive officers with any other significant perquisites or other personal benefits.
Change in Control Benefits
Our named executive officers may become entitled to certain benefits or enhanced benefits in connection with a change in control of our Company. As discussed above under “Equity Compensation,” all of the stock option and RSU awards granted to our named executive officers vest in full in the event of a Change in Control (as defined in the Amended and Restated Plan).
Compensation Recovery Policy
We have adopted a compensation recovery policy that requires the recovery of certain erroneously paid incentive compensation received by our current and former executive on or after October 2, 2023, in the event of a restatement of our financial statements, as required by new SEC rules and Nasdaq Stock Market Listing Standards implemented pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

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Outstanding Equity Awards at Fiscal Year-end
As of December 31, 2024, our named executive officers held the following outstanding Company equity awards:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Punit Dhillon CEO	10/10/2018(2)	800	—	76.25	10/10/2028
	2/6/2020(2)	1,560	—	27.50	2/6/2025
	4/27/2020(2)	1,950	—	15.00	4/27/2025
	8/3/2020(2)	1,170	—	20.00	8/3/2025
	8/7/2020(2)	32,400	3,600	11.25	8/7/2030
	12/14/2021(4)	9,270	3,090	14.50	12/14/2031
	8/25/2023(5)	3,005	6,008	3.50	8/25/2033
	8/25/2023(6)							20,278	57,387
	9/29/2023(5)	7,195	14,391	3.50	9/29/2033
	9/29/2023(6)							48,568	137,447
	2/29/2024(5)	26,041	98,959	14.56	3/1/2034
	2/29/2024(7)							100,000	283,000
	10/28/2024(5)	27,083	622,917	5.15	10/28/2034
Kaitlyn Arsenault CFO	9/15/2021(3)	1,240	360	30.00	9/15/2031
	10/4/2021(3)	4,960	1,440	22.50	10/4/2031
	12/14/2021(4)	5,310	1,770	14.50	12/14/2031
	8/25/2023(5)	4,461	8,922	3.50	8/25/2033
	8/25/2023(6)							13,382	37,871
	9/29/2023(5)	10,684	21,369	3.50	9/29/2033
	9/29/2023(6)							32,053	90,710
	2/29/2024(5)	15,625	59,375	14.56	3/1/2034
	2/29/2024(7)							25,000	70,750
	10/28/2024(5)	5,208	119,792	5.15	10/28/2034

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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Tu Diep COO	10/5/2020(2)	8,000	0	11.25	10/5/2030
	12/14/2021(5)	5,310	1,770	14.50	12/14/2031
	8/25/2023(5)	3,065	6,129	3.50	8/25/2033
	8/25/2023(6)							5,363	15,177
	9/29/2023(5)	7,340	14,681	3.50	9/29/2033
	9/29/2023(6)							12,846	36,354
	2/29/2024(5)	15,625	59,375	14.56	3/1/2034
	2/29/2024(7)							25,000	70,750
	10/28/2024(5)	5,208	119,792	5.15	10/28/2034
1.The market value of shares that have not vested is calculated based on the per share closing price of our common stock on December 31, 2024.
2.The options are fully vested.
3.The options vest as follows: 10% vests on the grant date and 90% vests in equal semi-annually installments thereafter over four years.
4.The options vest as follows: 25% vests on the first anniversary of the grant date and 1/48th vests monthly thereafter over three years following the first anniversary of the grant date.
5.The options vest 1/48th monthly over four years from the grant date.
6.The RSUs vest on achievement of following performance milestones: (i) 25% of the RSUs vest upon the Company achieving a market capitalization of $125 million, (ii) 25% of the RSUs vest upon the Company achieving a market capitalization of $250 million, (iii) 25% of the RSUs vest upon the Company achieving a market capitalization of $400 million and (iv) 25% of the RSUs vest upon the Company achieving a market capitalization of $500 million, in each case, subject to the executive’s continued service on the applicable vesting date. As of December 31, 2024, the performance milestones in (i), (ii) and (iii) had been achieved. The amounts reflected in the table represent the total number of RSUs that could be earned upon the achievement of milestone in (iv) above.
7.The RSUs vest on achievement of the following performance milestones: (i) 25% vests upon the Company achieving a market capitalization of $750 million and a stock price of $20.00 per share, (ii) an additional 25% vests upon the Company achieving a market capitalization of $1 billion and a stock price of $25.00 per share, (iii) an additional 25% vests upon the Company achieving a market capitalization of $1.25 billion and a stock price of $30.00 per share and (iv) an additional 25% vest upon the Company achieving a market capitalization of $1.5 billion or greater and a stock price of $35.00 per share, in each case, subject to the executive’s continued service on the applicable vesting date.
Exercises of Options
There were no exercises of stock options by our named executive officers during the year ended December 31, 2024.

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Equity Compensation Plan Information
The following table summarizes securities available under our equity compensation plans as of December 31, 2024.

Plan category	(A) Number of securities to be issued upon exercise of outstanding options and rights (2) (#)	Weighted-average exercise price of outstanding options and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
	(a)	(b)	(c)

Equity compensation plans approved by security holder
Amended and Restated Plan	3,226,216	7.88	119,046
2022 Employee Stock Purchase Plan	—	—	192,016
Equity compensation plans not approved by security holder
Inducement Plan	313,500	6.23	286,500
Total Equity Incentive Plans (1)	3,539,716		597,562
1.The material features of our equity incentive plans are more fully described in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 20, 2024.
2.Includes shares subject to outstanding options and restricted stock units granted under our equity compensation plans.

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Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K (the “Pay Versus Performance Rule”), we are providing the following information about the relationship between executive compensation actually paid for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and certain financial performance of the Company for the fiscal years listed below.

Fiscal Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for non-PEO NEOs(3) ($)	Average Compensation Actually Paid to non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return(5) ($)	Net Loss ($)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)

2024	6,139,625	2,823,424	2,236,997	1,141,803	21.77	(26,567,123)
2023	1,807,338	1,254,456	1,270,290	874,797	20.92	(37,644,784)
2022	668,481	304,870	469,087	314,576	31.15	(19,481,602)
1.The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Dhillon (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation-Summary Compensation Table.”
2.The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Dhillon, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Dhillon during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Dhillon’s total compensation for each year to determine the compensation actually paid:

Fiscal Year	Reported Summary Compensation Table Total For PEO ($)	Deduction of Reported Value of Equity Awards (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to PEO ($)

2024	6,139,625	(5,345,100)	2,028,899	2,823,424
2023	1,807,338	(1,087,338)	534,456	1,254,456
2022	668,481	—	(363,611)	304,870
a.The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
b.The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; and (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

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Fiscal Year	Year End Fair Value of Equity Awards Granted During the Fiscal Year ($) (i)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($) (ii)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($) (iii)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($) (iv)	Total Equity Award Adjustments ($)

2024	1,229,022	152,978	155,374	491,525	2,028,899
2023	554,219	(35,861)	4,811	11,287	534,456
2022	—	(283,189)	—	(80,422)	(363,611)
3.The dollar amounts reported in column (d) represent (i) for 2024, the average of the amounts of total compensation reported for Ms. Arsenault and Mr. Diep in the “Total” column of the Summary Compensation Table and (ii) for 2022 and 2023, the amounts of total compensation reported for Ms. Arsenault for 2022 and 2023 in the “Total” column of the applicable year’s Summary Compensation Table.
4.The dollar amounts reported in column (e) represent (i) the average amount of “compensation actually paid” to Ms. Arsenault and Mr. Diep in 2024 and (ii) the amount of “compensation actually paid” to Ms. Arsenault in 2022 and 2023, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Ms. Arsenault and Mr. Diep during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Ms. Arsenault’s and Mr. Diep’s total compensation for each year to determine the compensation actually paid:

Fiscal Year	Average of Reported Summary Compensation Table Total For Non-PEO NEOs ($)	Deduction of Average of Reported Value of Equity Awards ($)	Equity Award Adjustments (a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2024	2,236,997	(1,710,384)	615,190	1,141,803
2023	1,270,290	(794,290)	398,797	874,797
2022	469,087	—	(154,511)	314,576
a.The amounts deducted or added in calculating the total equity award adjustments are as follows:

Fiscal Year	Year End Fair Value of Equity Awards Granted During the Fiscal Year ($) (i)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($) (ii)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($) (iii)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($) (iv)	Total Equity Award Adjustments ($)

2024	247,205	69,279	50,379	248,327	615,190
2023	412,110	(15,672)	7,144	(4,785)	398,797
2022	—	(116,501)	—	(38,010)	(154,511)
5.Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
6.The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

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Compensation Actually Paid and Cumulative TSR of the Company
The graph below sets forth the relationship between the amount of Compensation Actually Paid to our PEO, the average amount of Compensation Actually Paid to our Non-PEO NEO, and the Company’s cumulative TSR over the three most recently completed fiscal years.
Compensation Actually Paid and Net Income
The graph below sets forth the amount of Compensation Actually Paid to our PEO, the amount of Compensation Actually Paid to our Non-PEO NEO, and our net income during the three most recently completed fiscal years.
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Skye Bioscience, Inc.	46	2025 Proxy Statement

Policies and Practices Related to the Grant of Equity Grant Awards
The Compensation Committee and Board of Directors generally approve annual grants to executive officers at a meeting that occurs following performance review by the Compensation Committee and the Board of Directors. In addition to the annual grants, stock awards may be granted at other times during the year to new hires, employees receiving promotions, and in other special circumstances. We do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for our named executive officers.
The following table contains information required by Item 402(x) of Regulation S-K about stock options granted to our NEOs in the last completed fiscal year during the period from four business days before to one business day after the filing of Current Reports on Form 8-K that disclosed material nonpublic information. The Company did not grant any stock options to our NEOs in the last completed fiscal year during the period from four business days before to one business day after the filing of any of the Company’s Quarterly Reports on Form 10-Q, or the filing of the Company’s Annual Report on Form 10-K.

Name	Grant Date(1)	Number of Securities Underlying the Award (#)	Exercise Price of the Award ($/sh)	Grant Date Fair Value of the Award ($)(2)
Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information
(%)

Punit Dhillon	2/29/2024	125,000	14.56	11.78	6.10%	(3)
	10/28/2024	650,000	5.15	3.77	-1.17%	(4)
Kaitlyn Arsenault	2/29/2024	75,000	14.56	11.78	6.10%	(3)
	10/28/2024	125,000	5.15	3.77	-1.17%	(4)
Tu Diep	2/29/2024	75,000	14.56	11.78	6.10%	(3)
	10/28/2024	125,000	5.15	3.77	-1.17%	(4)
1.On March 4, 2024, we filed a Current Report on Form 8-K announcing the appointment and departure of members of our Board of Directors. October 29, 2024, we filed a Current Report on Form 8-K announcing increases of base salaries for and grants of stock options to Mr. Dhillon and Ms. Arsenault and the appointment and resignation of our Chair of the Board.
2.Amounts reflect the grant date fair value of each option award granted, calculated in accordance with ASC 718.
3.Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the filing of the Company’s Current Report on Form 8-K on March 4, 2024 announcing the appointment and departure of directors ($16.73 per share) and the trading day beginning immediately following the filing of such Current Report on Form 8-K ($17.75 per share).
4.Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the filing of the Company’s Current Report on Form 8-K on October 29, 2024 announcing compensation changes for our NEOs ($5.15 per share) and the trading day beginning immediately following the filing of such Current Report on Form 8-K ($5.09 per share).

Skye Bioscience, Inc.	47	2025 Proxy Statement

Certain Relationships and Related Person Transactions
The following is a description of transactions since January 1, 2023 to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.
Director and Executive Officer Compensation
Please see “Proposal 1—Director Compensation” for additional information regarding compensation of our directors. Please see “Executive Compensation and Other Information” for additional information regarding compensation of our executive officers.
Employment Agreements
We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation and Other Information—Narrative Disclosure to Summary Compensation Table—Employment Agreements.”
Indemnification Agreements
Our amended and restated articles of incorporation and our amended and restated bylaws provide that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our amended and restated articles of incorporation and amended and restated bylaws. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Nevada law.
Equity Grants to Executive Officers and Directors
We have granted restricted stock units and options to our executive officers and certain of our directors as more fully described in the section entitled “Compensation Discussion and Analysis” and “Proposal 1-Director Compensation.”
Bird Rock Bio Acquisition and 2023 PIPE Financing
On August 18, 2023, the Company completed the acquisition of Bird Rock Bio in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated August 15, 2023 (the “Merger Agreement”), by and among the Company, Aquila Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”) and Bird Rock Bio. Pursuant to the Merger Agreement, Merger Sub merged with and into Bird Rock Bio, with Bird Rock Bio surviving such merger as a wholly owned subsidiary of the Company (the “Merger”).

Skye Bioscience, Inc.	48	2025 Proxy Statement

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), the Company issued to certain former stockholders of Bird Rock Bio, an aggregate of 3,872,184 shares of the common stock of the Company, equal to $20.0 million based on the 60 trading day volume weighted average price of the common stock of $5.16.
In connection with the execution of the Merger Agreement, on August 15, 2023, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (collectively, the “Investors”), pursuant to which the Company sold to the Investors an aggregate of 2,325,537 shares of common stock, at a price of $5.16 per share, and accompanying warrants to purchase up to 2,325,537 of Common Stock (the “PIPE Warrants”), for an aggregate purchase price of $12.0 million (the “2023 Financing”).
Pursuant to the Merger Agreement and the Purchase Agreement, at the Effective Time, the Company issued to certain former stockholders of Bird Rock Bio, an aggregate of 2,228,638 shares of common stock as a result of the participation of such former stockholders or their respective affiliates in the 2023 Financing.
Following the consummation of the Merger and the Financing, each of 5AM Ventures and Affiliates and Versant Ventures and Affiliates became owners of more than 5% of our common stock.
On August 15, 2023, in connection with the execution of the Merger Agreement and the Purchase Agreement the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain investors, including 5AM Ventures and Affiliates and Versant Ventures and Affiliates.
2024 PIPE Financings
On January 29, 2024, the Company entered into a Securities Purchase Agreement with certain institutional investors, pursuant to which on January 31, 2024, the Company issued an aggregate of 11,713,664 shares of common stock and 9,978,739 pre-funded warrants (the "Pre-Funded Warrants") to purchase up to 9,978,739 shares of common stock (the "January 2024 PIPE Financing") for an aggregate purchase price of $49,991,010. The January 2024 PIPE Financing was priced at $2.31 per common share and $2.30 per Pre-Funded Warrant based on the 5-day average share price preceding January 29, 2024.
On March 11, 2024, the Company entered into a Securities Purchase Agreement with certain institutional investors, pursuant to which on March 13, 2024, the Company issued an aggregate of 4,000,000 shares of common stock (the "March 2024 PIPE Financing") for an aggregate purchase price of $40,000,000. The March 2024 PIPE Financing was priced at $10.00 per common share.
The participating investors in both the January 2024 PIPE Financing and the March 2024 PIPE Financing included 5AM Ventures VII, L.P., a preexisting stockholder who, together with other affiliated entities, beneficially owned in excess of 5% of our issued and outstanding shares of common stock prior to completion of the January 2024 PIPE Financing and March 2024 PIPE Financing. 5AM Ventures VII, L.P. purchased 5,206,074 shares of common stock in the January 2024 PIPE Financing and 450,000 shares of common stock in the March 2024 PIPE Financing.   Andrew J. Schwab is currently a member of our Board of Directors and was a member of our Board of Directors at the time of the January 2024 PIPE Financing and March 2024 PIPE Financing. Mr. Schwab is also the managing member of 5AM Ventures VII, L.P.

Skye Bioscience, Inc.	49	2025 Proxy Statement

Warrant Amendment
Concurrently and in connection with the March 2024 PIPE Financing, the Company entered into an amendment (the “Amendment”) to the warrants issued pursuant to that certain Securities Purchase Agreement, dated August 15, 2023, by and between the Company and certain investors, including 5AM Ventures VII, L.P. (the “2023 PIPE Warrants”) . Pursuant to the Amendment, the Company agreed to amend the 2023 PIPE Warrants so that the 2023 PIPE Warrants may be exercised on a "cashless" basis (i) at any time if there is no effective registration statement registering, or no current prospectus available for, the issuance or resale of the shares issuable to the holder pursuant to the 2023 PIPE Warrant, (ii) at any time prior to March 11, 2025, or (iii) if the holder purchases securities under the Purchase Agreement, at any time prior to September 1, 2025. The other terms of the 2023 PIPE Warrants remained unchanged.
Emerald Health Sciences
On October 5, 2018, we entered into a multi-draw credit agreement with Emerald Health Sciences, Inc. (“Sciences”), who was previously a beneficial holder of more than 5% of our capital stock, for an unsecured credit facility of up to $20,000,000 (as amended or restated from time to time, the “Credit Agreement”). On February 16, 2023, the Company and Sciences entered in a master transaction agreement (the “Master Transaction Agreement”) pursuant to which Sciences agreed to exercise 66,566 warrants to purchase common stock of the Company (the “Warrants”) and the parties agreed that the aggregate exercise price for the Warrants of $282,906 was to be paid through a reduction in the debt owed by the Company to Sciences (the “Credit Consideration”) under the Credit Agreement. Pursuant to the terms of the Master Transaction Agreement, after the application of the Credit Consideration to the amounts owed under the Credit Agreement, Sciences agreed to convert the remaining balance of $1,597,236 owed under the Credit Agreement into 165,517 shares of common stock of the Company at a conversion price of $9.65. Following the issuance of the shares described above, the Credit Agreement was terminated in its entirety. At the time of entry into the Master Transaction Agreement, Sciences was a beneficial holder of more than 5% of our capital stock.
Policies and Procedures for Related Party Transactions
Pursuant to our Audit Committee charter, our Audit Committee is responsible for reviewing and approving all transactions with related parties which are required to be reported under applicable SEC regulations, other than compensation-related matters. We have adopted a written procedure for review of, or standards for approval of, these transactions by our Audit Committee.

Skye Bioscience, Inc.	50	2025 Proxy Statement

Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for stockholder meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of stockholder meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
With respect to the Annual Meeting, a number of brokers with account holders who are stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or us. Direct your written request to Skye Bioscience, Inc., Corporate Secretary, 11250 El Camino Real Suite 100, San Diego, CA 92130. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Skye Bioscience, Inc.	51	2025 Proxy Statement

Stockholder Proposals
Our Amended and Restated Bylaws (“Bylaws”) provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at an annual meeting of stockholders. A stockholder’s notice must be delivered in writing to the Secretary of the Company at Skye Bioscience, Inc, 11250 El Camino Real, Suite 100, San Diego, CA 92130 and must set forth, as to each matter the stockholder proposes to bring before the annual meeting, the information required by our Bylaws. In order to be timely, a stockholder’s notice must be delivered to the Secretary of the Company not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the first anniversary of the date for the preceding year’s annual meeting of stockholders; provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the 10th day following the day on which public announcement (as defined in the Bylaws) of the date of such annual meeting is first made by the Company.
In order to be timely, a stockholder’s notice must be delivered, as set forth above, not earlier than the close of business on February 6, 2026 and not later than the close of business on March 18, 2026. Stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
In addition, if a stockholder wishes to present a proposal to be considered for inclusion in our proxy statement for the 2026 annual meeting of stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC as set forth in Rule 14a-8. One of the requirements is that the proposal be received by our Secretary no later than April 7, 2026. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail - Return Receipt Requested.

Skye Bioscience, Inc.	52	2025 Proxy Statement

Adjournment of the Special Meeting of Shareholders
Our Bylaws provide that, if a quorum is not represented, a majority of the voting power represented, or the person presiding at, the Annual Meeting may adjourn the meeting from time to time until a quorum shall be represented. If it is necessary to adjourn the Annual Meeting, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Annual Meeting. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. The stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.

Skye Bioscience, Inc.	53	2025 Proxy Statement

Where You can Find
More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposal to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:
Skye Bioscience, Inc.
Attention: Corporate Secretary
11250 El Camino Real, Suite 100
San Diego, CA 92130
Toll Free: (858) 410-0266
Email: ir@skyebioscience.com
You may also obtain these documents by requesting them via e-mail from ir@skyebioscience.com.
By Order of the Board
/s/ Punit Dhillon
Chief Executive Officer

Skye Bioscience, Inc.	54	2025 Proxy Statement

Forward Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “goal,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target, "opportunity" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to: statements concerning the Company's future plans and prospects, any expectations regarding the safety, efficacy, tolerability, indications or combinability of nimacimab, including based on preclinical and clinical information, the timing of the receipt of final data from our clinical studies, the potential market opportunities, the timing and clinical strategy for nimacimab, the planned timing of the Company’s anticipated milestones for nimacimab and the company’s cash runway. Forward looking statements are neither historical facts nor assurances of future performance. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Readers are cautioned that actual results, levels of activity, safety, efficacy, performance or events and circumstances could differ materially from those expressed or implied in the Company's forward looking statements due to a variety of risks and uncertainties, which include, without limitation, risks and uncertainties related to completion of the Company's phase 2 study for nimacimab, the Company's ability to advance nimacimab, obtain regulatory approval of and ultimately commercialize nimacimab, competitive products or approaches limiting the commercial value of nimacimab, the Company's ability to fund development activities and achieve development goals, the impact of any global pandemics, inflation, supply chain issues, rising interest rates and future bank failures on the Company's business, the Company's ability to protect its intellectual property and other risks and uncertainties described in the Company's most recent Annual Report on Form 10-K and future reports the Company may file with the Securities and Exchange Commission from time to time. All forward-looking statements contained in this proxy statement speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Skye Bioscience, Inc.	55	2025 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

SKYE BIOSCIENCE, INC.
C/O SKYE BIOSCIENCE, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 5, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SKYE2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 5, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

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KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SKYE BIOSCIENCE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Paul Grayson
02) Deborah Charych
03) Punit Dhillon
04) Annalisa Jenkins
05) Karen Smith
06) Andrew J. Schwab

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 1 YEAR on the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10K are available at www.proxyvote.com.

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Skye Bioscience, Inc.
Annual Meeting of Stockholders
June 6, 2025 10:00 a.m. PT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Punit Dhillon and Kaitlyn Arsenault, and each or either of them, as the true and lawful attorneys-in-fact and proxies of the undersigned, with full power of substitution and authorizes them, and each of them, to represent and to vote all of the shares of common stock of Skye Bioscience, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on June 6, 2025, via the internet at: www.virtualshareholdermeeting.com/SKYE2025 or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE